Exhibit 99.6

                  Wells Fargo Mortgage Loan Purchase Agreement

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (WELLS LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of May 1, 2007, between Wells Fargo Bank, National Association (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2007, between the Purchaser, as depositor, Capmark Finance Inc., as Capmark Master Servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer, Wells Fargo Bank, National Association, as Wells Fargo Master Servicer (in such capacity, together with its successors and assigns, the "Master Servicer"), Centerline Servicing Inc. (formerly ARCap Servicing, Inc., as Special Servicer, The Bank of New York Trust Company, National Association, as Trustee, and LaSalle Bank National Association, as Paying Agent, Certificate Registrar, Authenticating Agent and Custodian. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-2FL, Class A-3, Class A-AB, Class A-4, Class A-5FL, Class A-M, Class A-MFL, Class A-J, Class A-JFL and Class B Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated May 18, 2007 (the "Underwriting Agreement"), and the Class X, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated May 18, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated February 6, 2007, as supplemented by a Prospectus Supplement dated May 18, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of May 18, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended from time to time on or prior to the Closing Date to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $309,047,710. The sale of the Mortgage Loans shall take place on May 30, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on the Bill of Sale. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            Notwithstanding anything to the contrary in this Agreement, with respect to the Mortgage Loans originated or acquired by the Seller and subject to defeasance, the Seller shall retain the right to designate and establish the successor borrower and to purchase or cause the purchase on behalf of the related borrower of the related defeasance collateral ("Seller Defeasance Rights and Obligations"). In the event the Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan originated or acquired by the Seller and subject to defeasance, the Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Seller or its assignee. Until such time as the Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Custodian on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 4 in favor of the Trustee, the Custodian and the Special Servicer to empower the Trustee, the Custodian and, in the event of the failure or incapacity of the Trustee, the Custodian and the Seller (as Wells Fargo Master Servicer), the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the Custodian and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Custodian shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to the Custodian on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by the Custodian on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed on its face or by allonge attached thereto in blank or endorsed "Pay to the order of The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14"; provided that, if the related Mortgage has been recorded in the name of MERS or its designee, no related Assignment of Mortgage in favor of the Trustee will be required to be recorded or delivered and instead, the applicable Seller pursuant to the applicable Mortgage Loan Purchase Agreement shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicers and the Special Servicer, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14," which assignment may be effected in the related Assignment of Mortgage; provided that, if the related Assignment of Leases has been recorded in the name of MERS or its designee, no Assignment of Leases or assignment of Assignment of Leases in favor of the Trustee will be required to be recorded or delivered and instead, the applicable Seller pursuant to the applicable Mortgage Loan Purchase Agreement shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicers and the Special Servicer, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Assignment of Leases on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan; provided that, if the related Mortgage Loan has been recorded in the name of MERS or its designee, no UCC, UCC-2 or UCC-3 financing statement in favor of the Trustee will be required to be recorded or delivered and instead, the applicable Seller pursuant to the applicable Mortgage Loan Purchase Agreement shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as, and shall deliver evidence of any such transfers to the Master Servicers and the Special Servicer, and the Custodian on behalf of the Trustee shall take all actions necessary to confirm that the Trustee is shown as, the secured party on the related UCC financing statements on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned to the Trustee (and delivered to the Custodian on the Trustee's behalf) on behalf of the Trust with a copy to be held by the Master Servicer, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan and the Pooling and Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the Master Servicer on behalf of the Trustee, with a copy to be held by Custodian on behalf of the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan and the Pooling and Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Custodian on behalf of the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the Master Servicer shall be held in its capacity as agent of the Trust, and if the Master Servicer sells its rights to service the applicable Mortgage Loan, the Master Servicer has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the Master Servicer. The Master Servicer has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans in blank or naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements may name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Custodian on behalf of the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Custodian on behalf of the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 90 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Each of the foregoing items shall be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Custodian (on behalf of the Trustee) or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property (other than the servicing rights thereto). It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule (other than the servicing rights thereto), including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise reasonably cooperate with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the Master Servicer with any additional information identified by the Master Servicer, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a national banking association in good standing. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of association or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

            (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of May 18, 2007, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement) when taken together as a whole, the Memorandum and the Prospectus Supplement as of the Time of Sale (as defined in the Indemnification Agreement) (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (v) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Custodian on behalf of the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or
(ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans at the time of origination as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5, Section 9.12,
Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Loan Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's articles of association and by-laws.

            (d) A certificate of existence for the Seller from the Office of the Comptroller of the Currency dated not earlier than 90 days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under the law of the United States and has full corporate power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of New York, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated May 18, 2007, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
3.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated May 18, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event specifically related to the Seller reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Michelle Wilke (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Wells Fargo Bank, National Association, 225 W. Wacker Drive, Chicago, Illinois 60606, Attention: Brigid Mattingly, with a copy to Wells Fargo Bank, National Associations, Robert Darling, 633 Folsom Street, 7th Floor, MAC A0149-075, San Francisco, CA 94105.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          By: //s// Brigid M. Mattingly
                                              --------------------------
                                              Name: Brigid M. Mattingly
                                              Title: Managing Director

                                          MORGAN STANLEY CAPITAL I INC.

                                          By: //s// Anthony J. Sfarra
                                              -----------------------
                                              Name: Anthony J. Sfarra
                                              Title: Executive Director

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Wells Fargo Bank, National Association

------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan No.  CMSA Loan No.  CMSA Property No.  Mortgage Loan Seller(1)  Property Name
------------------------------------------------------------------------------------------------------------------------------------
                        15                           WFB                      Ershing Mall Portfolio Roll-Up
       15                              15-001        WFB                      Ershig Mall Portfolio - Mercer Mall (VII)
       15                              15-002        WFB                      Ershig Mall Portfolio - Middlesboro Mall (VII)
       15                              15-003        WFB                      Ershig Mall Portfolio - Parkway Plaza Mall (VII)
       46               46             46-001        WFB                      Courtyard by Marriott - Shelton, CT
       93               93             93-001        WFB                      Carbon Beach
       100              100            100-001       WFB                      1001 Sathers Drive
       102              102            102-001       WFB                      CenterPointe Office Center
       103              103            103-001       WFB                      Volume Distributors Industrial
       113              113            113-001       WFB                      Hampton Inn Williamsport
       117              117            117-001       WFB                      Bakersfield Cold and Dry Storage
       147              147            147-001       WFB                      SAS Safety Corp Industrial
       159              159            159-001       WFB                      Fairfield Inn & Suites - Bend
                        186                          WFB                      Village Inn Portfolio Roll-Up
       186                             186-001       WFB                      Village Inn Portfolio - Village Inn Apartments (XVIII)
       186                             186-002       WFB                      Village Inn Portfolio - Village Inn Motel (XVIII)
       197              197            197-001       WFB                      Pottery Barn Winter Park
       200              200            200-001       WFB                      Melbourne Professional Complex
       205              205            205-001       WFB                      Westport Square
       206              206            206-001       WFB                      Hampton Inn Waynesboro
       209              209            209-001       WFB                      Southtown/Cobblestone Square Shopping Center
       216              216            216-001       WFB                      Intermec Technologies Building
       229              229            229-001       WFB                      Ashley Furniture - Richland
                        235                          WFB                      LifePort Portfolio
       235                             235-001       WFB                      LifePort Portfolio - Woodland (XX)
       235                             235-002       WFB                      LifePort Portfolio - Georgetown (XX)
       236              236            236-001       WFB                      San George Estates MH Community
       252              252            252-001       WFB                      A-American Inglewood, Prairie Ave. Storage Facility
       257              257            257-001       WFB                      25 John A. Cummings Way Office
       273              273            273-001       WFB                      Sineath Mobile
       274              274            274-001       WFB                      Twin Palms Apartments
       275              275            275-001       WFB                      Holiday Plaza
       277              277            277-001       WFB                      Advance Self Storage
       280              280            280-001       WFB                      Sierra Trading Post
       282              282            282-001       WFB                      Shaw Industrial Building
       286              286            286-001       WFB                      Van Ness Apartments
       289              289            289-001       WFB                      People's Realty
       290              290            290-001       WFB                      Las Campanas
       291              291            291-001       WFB                      The Shops at Maricopa Village
       292              292            292-001       WFB                      Shamrock Apartments
       294              294            294-001       WFB                      Kettleman Professional Center - Parcel 1
       295              295            295-001       WFB                      Davita Plaza
       296              296            296-001       WFB                      A-American Riverside, Hole Ave.
       300              300            300-001       WFB                      Centreport Business Center
       304              304            304-001       WFB                      Arbours Office Campus
       305              305            305-001       WFB                      A-American Ridgecrest
       306              306            306-001       WFB                      Rite Aid Saginaw
       312              312            312-001       WFB                      Rite Aid Anniston
       316              316            316-001       WFB                      Walgreen's - Lexington
       317              317            317-001       WFB                      A-American Mill Street Self Storage Facility
       318              318            318-001       WFB                      Casa Bonita Apartments - Phoenix
       322              322            322-001       WFB                      Corona Industrial
       324              324            324-001       WFB                      Northland Village Apartments
       325              325            325-001       WFB                      Flagstaff Retail Complex
       327              327            327-001       WFB                      Cornerstone Village
       330              330            330-001       WFB                      Contessa Court Office Building
       331              331            331-001       WFB                      Southpoint Business Park
                        332                          WFB                      Privitera Multifamily Portfolio Roll-Up
       332                             332-001       WFB                      Privitera Multifamilty Portfolio - 160 West Main
                                                                              Street and 12-14 Mount Pleasant (XXIII)
       332                             332-002       WFB                      Privitera Multifamilty Portfolio - 35 Fremont (XXIII)
       333              333            333-001       WFB                      Staples Logansport, IN
       335              335            335-001       WFB                      Access Self Storage - Heartland Crossing
       338              338            338-001       WFB                      Michigan Heights MHC
       344              344            344-001       WFB                      Coffee & Riverlakes Office Building
       346              346            346-001       WFB                      Spanish Flat Mobile Villa
       347              347            347-001       WFB                      Tractor Supply Company - Sioux Falls
                        349                          WFB                      Security Self Storage Portfolio Roll-Up
       349                             349-001       WFB                      Security Self Storage Portfolio - Rutland (XXIV)
       349                             349-002       WFB                      Security Self Storage Portfolio - North
                                                                              Clarendon (XXIV)
       352              352            352-001       WFB                      5335 Sterling Drive
       355              355            355-001       WFB                      Cort Furniture
       356              356            356-001       WFB                      Capital One Building - Dallas
       362              362            362-001       WFB                      221 Richards Blvd. Industrial
       364              364            364-001       WFB                      TRI-County Shopping Center
       366              366            366-001       WFB                      Wildwood Office Building
       369              369            369-001       WFB                      Val Vista Village
       370              370            370-001       WFB                      Ruhland Apartments
       372              372            372-001       WFB                      1851 Madison Ave
       378              378            378-001       WFB                      Active Self Storage - AZ
       383              383            383-001       WFB                      Family Christian Store
       384              384            384-001       WFB                      Cavalier Office Park Building C-Florence KY
       386              386            386-001       WFB                      Super Storage - Macon, GA
       388              388            388-001       WFB                      Rite Aid - Warren (Howland Township), OH
       392              392            392-001       WFB                      1049-1057 South Coast Highway
       395              395            395-001       WFB                      Kilgore Shopping Center
       400              400            400-001       WFB                      42nd Street Retail--Odessa, TX
       403              403            403-001       WFB                      Theobald & King Apartments
       405              405            405-001       WFB                      Advance Auto Parts Rock Island
       406              406            406-001       WFB                      Southview Villas & The Cambridge
       408              408            408-001       WFB                      Circle K- 1985 West Market, Akron- Mazeltov
       413              413            413-001       WFB                      Advanced Auto Parts - Spring, Texas
       414              414            414-001       WFB                      Country Manor
       416              416            416-001       WFB                      H&Y Foods Industrial
       417              417            417-001       WFB                      McDermott Costa Co
       418              418            418-001       WFB                      Kinko's - Cincinnati, OH
       422              422            422-001       WFB                      Circle K- 440 West Market, Akron
       423              423            423-001       WFB                      Circle K - Albuquerque
                         3                                                    PDG Portfolio Roll-Up




------------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan No.  Loan Group    Cross-Collateralization(2)  Original Balance   Cut-Off Date Balance(3)  NOI  DSCR(4)  NCF  DSCR(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  $40,500,000              $40,243,828          1.52          1.36
       15               1                    No                   $24,000,000              $23,848,194          1.52          1.36
       15               1                    No                    $9,000,000               $8,943,073          1.52          1.36
       15               1                    No                    $7,500,000               $7,452,561          1.52          1.36
       46               1                    No                   $18,500,000              $18,500,000          1.80          1.57
       93               1                    No                   $10,000,000              $10,000,000          1.34          1.34
       100              1                    No                    $9,050,000               $9,050,000          1.52          1.40
       102              1                    No                    $9,000,000               $9,000,000          1.62          1.45
       103              1                    No                    $9,000,000               $8,983,042          1.20          1.13
       113              1                    No                    $8,500,000               $8,500,000          1.58          1.40
       117              1                    No                    $8,200,000               $8,200,000          1.56          1.35
       147              1                    No                    $6,800,000               $6,800,000          1.43          1.37
       159              1                    No                    $6,100,000               $6,093,619          1.74          1.57
                                                                   $5,300,000               $5,300,000          1.51          1.37
       186              1                    No                    $3,320,000               $3,320,000          1.51          1.37
       186              1                    No                    $1,980,000               $1,980,000          1.51          1.37
       197              1                    No                    $5,000,000               $4,990,464          1.25          1.21
       200              1                    No                    $4,950,000               $4,950,000          1.48          1.37
       205              1                    No                    $4,700,000               $4,700,000          1.54          1.44
       206              1                    No                    $4,700,000               $4,695,046          1.79          1.60
       209              1                    No                    $4,600,000               $4,595,359          1.47          1.30
       216              1                    No                    $4,425,000               $4,416,671          1.52          1.36
       229              1                    No                    $4,062,500               $4,062,500          1.99          1.86
                                                                   $3,825,000               $3,801,683          1.36          1.27
       235              1                    No                    $2,525,000               $2,509,608          1.36          1.27
       235              1                    No                    $1,300,000               $1,292,075          1.36          1.27
       236              2                    No                    $3,800,000               $3,800,000          1.53          1.50
       252              1                    No                    $3,500,000               $3,483,727          1.28          1.26
       257              1                    No                    $3,360,000               $3,348,899          1.42          1.21
       273              2                    No                    $3,000,000               $2,996,927          1.24          1.20
       274              2                    No                    $3,000,000               $2,996,832          1.23          1.20
       275              1                    No                    $3,000,000               $2,994,624          1.42          1.30
       277              1                    No                    $3,000,000               $2,994,303          1.48          1.42
       280              1                    No                    $3,000,000               $2,990,307          1.62          1.52
       282              1                    No                    $3,000,000               $2,988,146          1.30          1.22
       286              2                    No                    $2,935,000               $2,929,439          1.26          1.20
       289              1                    No                    $2,850,000               $2,844,742          1.32          1.25
       290              1                    No                    $2,816,000               $2,816,000          1.74          1.63
       291              1                    No                    $2,800,000               $2,800,000          1.65          1.59
       292              2                    No                    $2,800,000               $2,795,966          1.44          1.32
       294              1                    No                    $2,750,000               $2,738,756          1.32          1.23
       295              1                    No                    $2,730,000               $2,727,277          1.34          1.23
       296              1                    No                    $2,730,000               $2,717,307          1.29          1.25
       300              1                    No                    $2,650,000               $2,650,000          1.68          1.55
       304              1                    No                    $2,600,000               $2,600,000          1.56          1.45
       305              1                    No                    $2,550,000               $2,538,144          1.33          1.28
       306              1                    No                    $2,510,000               $2,510,000          1.64          1.60
       312              1                    No                    $2,430,000               $2,430,000          1.64          1.60
       316              1                    No                    $2,400,000               $2,395,300          1.25          1.25
       317              1                    No                    $2,400,000               $2,388,842          1.30          1.27
       318              2                    No                    $2,350,000               $2,350,000          1.46          1.34
       322              1                    No                    $2,300,000               $2,297,741          1.39          1.22
       324              2                    No                    $2,300,000               $2,295,738          1.44          1.29
       325              1                    No                    $2,300,000               $2,295,656          1.45          1.41
       327              2                    No                    $2,290,000               $2,281,307          1.51          1.33
       330              1                    No                    $2,250,000               $2,240,765          1.36          1.28
       331              1                    No                    $2,200,000               $2,197,892          1.41          1.23
                                                                   $2,200,000               $2,197,876          1.51          1.44
       332              2                    No                    $1,111,168               $1,110,095          1.51          1.44
       332              2                    No                    $1,088,832               $1,087,781          1.51          1.44
       333              1                    No                    $2,200,000               $2,197,751          1.40          1.32
       335              1                    No                    $2,150,000               $2,147,831          1.36          1.31
       338              2                    No                    $2,100,000               $2,100,000          1.54          1.50
       344              1                    No                    $2,040,000               $2,040,000          1.76          1.62
       346              2                    No                    $2,000,000               $2,000,000          1.48          1.45
       347              1                    No                    $2,000,000               $2,000,000          1.25          1.20
                                                                   $2,000,000               $2,000,000          1.66          1.61
       349              1                    No                    $1,408,240               $1,408,240          1.66          1.61
       349              1                    No                      $591,760                 $591,760          1.66          1.61
       352              1                    No                    $2,000,000               $1,991,744          1.34          1.24
       355              1                    No                    $1,920,000               $1,920,000          1.64          1.52
       356              1                    No                    $1,925,000               $1,918,753          1.29          1.29
       362              1                    No                    $1,890,000               $1,888,049          1.38          1.21
       364              1                    No                    $1,850,000               $1,850,000          1.65          1.56
       366              1                    No                    $1,850,000               $1,846,602          1.28          1.15
       369              1                    No                    $1,850,000               $1,791,331          1.35          1.24
       370              2                    No                    $1,780,000               $1,776,690          1.25          1.20
       372              1                    No                    $1,750,000               $1,748,291          1.32          1.26
       378              1                    No                    $1,696,000               $1,696,000          1.44          1.40
       383              1                    No                    $1,600,000               $1,600,000          1.52          1.46
       384              1                    No                    $1,560,000               $1,560,000          1.65          1.49
       386              1                    No                    $1,550,000               $1,550,000          1.30          1.24
       388              1                    No                    $1,517,000               $1,515,507          1.41          1.31
       392              1                    No                    $1,500,000               $1,498,481          1.46          1.36
       395              1                    No                    $1,480,000               $1,477,333          1.37          1.20
       400              1                    No                    $1,400,000               $1,400,000          1.69          1.50
       403              2                    No                    $1,370,000               $1,367,534          1.38          1.27
       405              1                    No                    $1,300,000               $1,300,000          1.56          1.49
       406              2                    No                    $1,272,000               $1,269,574          1.31          1.20
       408              1                    No                    $1,225,000               $1,225,000          1.36          1.36
       413              1                    No                    $1,100,000               $1,098,077          1.32          1.25
       414              2                    No                    $1,064,000               $1,061,971          1.43          1.34
       416              1                    No                    $1,011,000               $1,011,000          1.41          1.34
       417              1                    No                    $1,000,000               $1,000,000          1.64          1.47
       418              1                    No                    $1,000,000               $1,000,000          1.91          1.77
       422              1                    No                      $920,000                 $918,770          1.33          1.33
       423              1                    No                      $770,000                 $766,697          1.31          1.31
                                                                 $212,000,000             $212,000,000          1.25          1.22




------------------------------------------------------------------------------------------------------------------------------------
Mortgage    Post IO Period       Cut-Off       Balloon
Loan No.       NCF DSCR(4)     Date  LTV(4)     LTV(4)  Street Address                                        City
------------------------------------------------------------------------------------------------------------------------------------
                      NAP          77.2%        59.3%
15                    NAP          77.2%        59.3%   125 North Mercer Street                               Bluefield
15                    NAP          77.2%        59.3%   905 North 12th Street                                 Middlesboro
15                    NAP          77.2%        59.3%   401 Madison Square Drive                              Madisonville
46                   1.32          71.2%        66.6%   780 Bridgeport Avenue                                 Shelton
93                    NAP          66.0%        66.0%   22601 Pacific Coast Highway                           Malibu
100                   NAP          73.6%        73.6%   1001 Sathers Drive                                    Pittston
102                  1.23          76.8%        68.2%   626 Jacksonville Road                                 Warminster
103                   NAP          67.7%        63.5%   4177-4199 Bandini Boulevard                           Vernon
113                   NAP          79.4%        61.6%   140 Via Bella Street                                  Williamsport
117                   NAP          80.0%        80.0%   6001 Snow Road                                        Bakersfield
147                  1.15          67.9%        61.3%   3031 Gardenia Avenue                                  Long Beach
159                   NAP          69.2%        58.5%   1626 NW Wall Street                                   Bend
                      NAP          58.6%        49.6%
186                   NAP          58.6%        49.6%   2005 Marcola Road                                     Springfield
186                   NAP          58.6%        49.6%   1875 Mohawk Boulevard                                 Springfield
197                   NAP          78.0%        66.1%   329 South Park Avenue                                 Winter Park
200                  1.15          71.7%        63.5%   1600 Sarno Road                                       Melbourne
205                  1.20          77.0%        69.5%   401-501 Westport Road and 4106 Broadway               Kansas City
206                   NAP          67.1%        56.6%   15 Four Square Lane                                   Fishersville
209                   NAP          73.5%        62.4%   770 - 824 South Main Street                           Fond Du Lac
216                   NAP          74.9%        63.5%   509 3rd Street Southeast                              Cedar Rapids
229                  1.55          59.7%        52.8%   1340 Tapteal Drive                                    Richland
                      NAP          73.8%        57.1%
235                   NAP          73.8%        57.1%   1610 Heritage St                                      Woodland
235                   NAP          73.8%        57.1%   105 Cooperative Way                                   Georgetown
236                  1.28          54.3%        48.4%   10 E. South Stage Rd.                                 Medford
252                   NAP          71.8%        61.7%   10833 Prairie Ave.                                    Inglewood
257                   NAP          68.3%        57.8%   25 John A. Cummings Way                               Woonsocket
273                   NAP          79.9%        67.7%   9160 Wisteria Street                                  Ladson
274                   NAP          65.9%        55.5%   1023 W. Duarte Road                                   Arcadia
275                   NAP          74.9%        63.9%   1706-1898 West 92nd Avenue                            Federal Heights
277                   NAP          70.3%        59.6%   1501 S. Mahaffie  Circle                              Olathe
280                   NAP          65.0%        55.2%   530 E. Sonata Lane                                    Meridian
282                   NAP          74.7%        70.3%   6701-6749 E. 50th Ave                                 Commerce City
286                   NAP          68.9%        62.3%   17450 Van Ness Ave                                    Torrance
289                   NAP          72.4%        61.6%   5712 Colleyville Blvd                                 Colleyville
290                  1.38          80.0%        77.2%   2501 Paredes Line Road                                Brownsville
291                  1.31          70.8%        63.6%   20046 & 20024 North John Wayne Parkway                Maricopa
292                   NAP          55.9%        43.5%   1440 E College Way                                    Olathe
294                   NAP          68.5%        58.2%   1610 W. Kettleman Lane                                Lodi
295                   NAP          54.5%        46.4%   8600-8630 Florence Ave                                Downey
296                   NAP          68.8%        59.1%   10789 Hole Ave.                                       Riverside
300                  1.30          74.6%        69.7%   4690 Diplomacy Road                                   Ft. Worth
304                  1.21          73.9%        65.3%   29883 Santa Margarita Parkway                         Rancho Santa Margarita
305                   NAP          67.7%        58.1%   200 E. Ridgecrest Boulevard                           Ridgecrest
306                   NAP          69.7%        69.7%   5050 Gratiot Road                                     Saginaw
312                   NAP          69.4%        69.4%   1430 Quintard Avenue                                  Anniston
316                   NAP          71.3%        60.2%   110 Town Center                                       Lexington
317                   NAP          69.2%        59.5%   875 E Mill Street                                     San Bernardino
318                  1.15          66.0%        59.9%   6615 & 6625 N. 17th Avenue                            Phoenix
322                   NAP          71.6%        61.0%   3411 East Corona Avenue and 4610 South 35th Street    Phoenix
324                   NAP          74.1%        63.0%   2625 N.E. 42nd St                                     Kansas City
325                   NAP          70.0%        59.4%   963 W Route 66                                        Flagstaff
327                   NAP          78.7%        74.2%   3101 North Midland Drive                              Midland
330                   NAP          72.3%        61.5%   3556 East Russell Road                                Las Vegas
331                   NAP          68.7%        58.8%   4121 Southpoint Boulevard                             Jacksonville
                      NAP          55.8%        47.7%
332                   NAP          55.8%        47.7%   160 West Main Street and 12-14 Mount Pleasant         Marlborough
332                   NAP          55.8%        47.7%   35 Fremont                                            Arlington
333                   NAP          73.3%        62.1%   3930 East Market Street                               Logansport
335                   NAP          68.8%        58.4%   8969 Union Mills Dr                                   Camby
338                  1.27          67.7%        60.1%   7745 Michigan Heights Court                           Charlevoix
344                  1.37          67.4%        61.0%   4015 Coffee Road                                      Bakersfield
346                  1.21          63.5%        56.1%   4312 Spanish Flat Loop Road                           Napa
347                   NAP          65.6%        43.5%   3700 N. Cliff Avenue                                  Sioux Falls
                     1.37          74.9%        68.0%
349                  1.37          74.9%        68.0%   228 South Main Street                                 Rutland
349                  1.37          74.9%        68.0%   564 Route 7B N                                        North Clarendon
352                   NAP          74.3%        63.1%   5335 Sterling Drive                                   Boulder
355                  1.30          73.8%        67.2%   1508 Howe Avenue                                      Sacramento
356                   NAP          57.3%        48.6%   13601 Midway Road                                     Farmers Branch
362                   NAP          67.0%        56.6%   221- 261 Richards Blvd.                               Sacramento
364                  1.30          74.0%        66.6%   5580 FM 3009                                          Schertz
366                   NAP          59.6%        50.7%   5387 Manhattan Circle                                 Boulder
369                   NAP          61.3%        59.0%   415 & 459 North Val Vista Drive                       Mesa
370                   NAP          62.3%        53.0%   2703 Ruhland Avenue                                   Redondo Beach
372                   NAP          71.4%        60.9%   1851 Madison Ave                                      Mankato
378                  1.20          74.4%        71.8%   819 N French St                                       Casa Grande
383                  1.23          78.8%        71.2%   9938 Waterstone Blvd                                  Cincinnati
384                  1.26          78.0%        70.6%   59 Cavalier Blvd.                                     Florence
386                  1.04          76.7%        68.0%   1985 Gray Highway                                     Macon
388                   NAP          69.8%        59.5%   4205 E Market Street                                  Warren
392                   NAP          35.3%        29.9%   1049, 1051 & 1053-1057 South Coast Hwy 101            Encinitas
395                   NAP          77.8%        66.4%   800 N. Kilgore Street                                 Kilgore
400                  1.28          69.0%        61.4%   4031 E. 42nd Street                                   Odessa
403                   NAP          77.0%        65.8%   621 1st Street SW & 625 3rd Street SW                 Rochester
405                  1.27          66.0%        60.0%   3813 18th Avenue                                      Rock Island
406                   NAP          79.8%        67.7%   508, 605, & 609 19th Avenue SE & 3100 14th Street SW  Minot
408                   NAP          61.3%        56.3%   1985 West Market Street                               Akron
413                   NAP          66.3%        56.9%   5109 Louetta Road                                     Spring
414                   NAP          79.8%        67.6%   201 36th Avenue NE                                    Minot
416                  1.14          69.2%        62.8%   507 Coralridge Place                                  City of Industry
417                  1.26          55.6%        49.5%   276 Dolores Avenue                                    San Leandro
418                  1.51          62.9%        56.0%   3876 Paxton Avenue                                    Cincinnati
422                   NAP          64.7%        51.2%   440 West Market St.                                   Akron
423                   NAP          63.6%        50.2%   6300 Central Ave SE                                   Albuquerque
                      NAP          77.5%        77.5%




------------------------------------------------------------------------------------------------------------------------------------
Mortgage
Loan No.  State  Zip Code   Property Type                    Property Sub-Type                    Units/SF(5)       Year Built
------------------------------------------------------------------------------------------------------------------------------------
15           WV    24701     Retail                          Anchored                                660,925           1980
15           KY    40965     Retail                          Anchored                                319,483           1983
15           KY    42431     Retail                          Anchored                                219,740           1981
46           CT    06484     Hospitality                     Limited Service                             161           1990
93           CA    90265     Mixed Use                       Office/Retail                            22,279           1991
100          PA    18640     Industrial                      Warehouse                               249,600           1990
102          PA    18974     Office                          Suburban                                 93,522           1940
103          CA    90023     Industrial                      Warehouse                               147,300           1972
113          PA    17701     Hospitality                     Limited Service                             110           1998
117          CA    93308     Industrial                      Warehouse                               359,700           1969
147          CA    90807     Industrial                      Warehouse                                75,317           2006
159          OR    97701     Hospitality                     Limited Service                              80           2002

186          OR    97477     Multifamily                     Garden                                      110           1970
186          OR    97477     Hospitality                     Limited Service                              66        1969, 1972
197          FL    32789     Retail                          Free Standing                            13,102           1938
200          FL    32935     Office                          Suburban                                 64,853           1986
205          MO    64111     Mixed Use                       Office/Retail                            31,817           1920
206          VA    22939     Hospitality                     Limited Service                              66           2002
209          WI    54935     Retail                          Anchored                                 98,019        1964, 1970
216          IA    52401     Office                          Urban                                    92,553           1938
229          WA    99352     Retail                          Unanchored                               50,480           2007

235          WA    98674     Industrial                      Flex                                     50,178        1998, 2005
235          TX    78626     Industrial                      Flex                                     19,672           2001
236          OR    97501     Manufactured Housing Community  Manufactured Housing Community              175        1999, 2002
252          CA    90303     Self Storage                    Self Storage                             32,540           1977
257          RI    02895     Office                          Suburban                                 46,862           1980
273          SC    29456     Manufactured Housing Community  Manufactured Housing Community              153  1984, 1987, 1999, 2003
274          CA    91007     Multifamily                     Garden                                       25           1964
275          CO    80260     Retail                          Unanchored                               34,707           1983
277          KS    66062     Self Storage                    Self Storage                             86,950        1995, 2001
280          ID    83642     Retail                          Free Standing                            25,457           2006
282          CO    80022     Industrial                      Warehouse                                94,627           1974
286          CA    90504     Multifamily                     Garden                                       29           1964
289          TX    76034     Office                          Suburban                                 16,353           2002
290          TX    78526     Retail                          Unanchored                               27,679           2001
291          AZ    85239     Retail                          Unanchored                               13,674           2006
292          KS    66062     Multifamily                     Garden                                      113           1980
294          CA    95242     Office                          Suburban                                 15,252           2005
295          CA    90240     Office                          Medical                                  14,300           1969
296          CA    92505     Self Storage                    Self Storage                             50,188           1988
300          TX    76155     Industrial                      Flex                                     29,352           2002
304          CA    92688     Office                          Suburban                                 12,738           2002
305          CA    93555     Self Storage                    Self Storage                             57,233           1987
306          MI    48603     Retail                          Free Standing                            11,060           1999
312          AL    36201     Retail                          Free Standing                            11,108           1999
316          KY    40511     Retail                          Free Standing                            14,820           2006
317          CA    92408     Self Storage                    Self Storage                             44,063           1985
318          AZ    85015     Multifamily                     Garden                                       64           1969
322          AZ    85040     Industrial                      Warehouse                                45,330           1976
324          MO    64117     Multifamily                     Garden                                      100           1974
325          AZ    86001     Retail                          Unanchored                               17,988           2000
327          TX    79707     Multifamily                     Garden                                      120           1979
330          NV    89120     Office                          Suburban                                 11,685           2003
331          FL    32216     Office                          Suburban                                 19,590           1999

332          MA     01752    Multifamily                     Garden                                       24           1964
332          MA    02474     Multifamily                     Garden                                       22           1968
333          IN    46947     Retail                          Free Standing                            23,884           1999
335          IN    46113     Self Storage                    Self Storage                             77,475        2000, 2004
338          MI    49720     Manufactured Housing Community  Manufactured Housing Community              104           1965
344          CA    93308     Office                          Suburban                                 13,578           2006
346          CA    94558     Manufactured Housing Community  Manufactured Housing Community               49           1959
347          SD    57104     Retail                          Free Standing                            22,674           2007

349          VT    05701     Self Storage                    Self Storage                             26,750     1959, 1985, 1996
349          VT    05759     Self Storage                    Self Storage                             15,775           1985
352          CO    80301     Industrial                      Flex                                     21,275           1997
355          CA    95825     Retail                          Free Standing                            14,400           1982
356          TX    75244     Other                           Leased Fee                               64,528           2006
362          CA    95814     Industrial                      Warehouse                                57,821           1965
364          TX    78154     Retail                          Shadow Anchored                          12,000           2006
366          CO    80303     Office                          Suburban                                 16,145           1994
369          AZ    85213     Retail                          Shadow Anchored                          15,206           1995
370          CA    90278     Multifamily                     Garden                                       16           1969
372          MN    56001     Retail                          Shadow Anchored                           6,300           2006
378          AZ    85222     Self Storage                    Self Storage                             36,050           2000
383          OH    45249     Retail                          Free Standing                             6,203           2003
384          KY    41042     Office                          Suburban                                 12,813           2001
386          GA    31211     Self Storage                    Self Storage                             34,358           1977
388          OH    44484     Retail                          Free Standing                            11,325           1996
392          CA    92024     Retail                          Unanchored                                9,201           1950
395          TX    75662     Retail                          Unanchored                               40,750           1978
400          TX    79762     Retail                          Unanchored                               15,101           1991
403          MN    55902     Multifamily                     Mid Rise                                     41        1967, 1969
405          IL    61201     Retail                          Shadow Anchored                           7,000           2007
406          ND    58701     Multifamily                     Garden                                       36        1977, 1983
408          OH    44313     Retail                          Free Standing                             2,800           1996
413          TX    77379     Retail                          Free Standing                             7,000           2007
414          ND    58703     Multifamily                     Garden                                       24           1996
416          CA    91746     Industrial                      Warehouse                                10,868           1989
417          CA    94577     Office                          Suburban                                  9,600           1980
418          OH    45209     Retail                          Free Standing                             6,544           1997
422          OH    44303     Retail                          Free Standing                             2,840           2001
423          NM    87108     Retail                          Free Standing                             2,977           1990




------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan No.         Year Renovated          Percent Leased(6)    Percent Leased as of Date(6)      Security Type(7)
------------------------------------------------------------------------------------------------------------------------------------
        15                     1990                          98.5%              12/11/2006               Fee
        15                1990-1993, 1995                    97.8%              12/11/2006               Fee
        15                     1998                          90.9%              12/11/2006               Fee
        46                  2004, 2005                       68.3%              12/31/2006               Fee
        93                      NAP                          96.7%              08/23/2006               Fee
       100                      NAP                         100.0%              02/05/2007               Fee
       102                     2003                          86.4%              01/12/2007               Fee
       103                     1978                         100.0%              02/28/2007               Fee
       113                      NAP                          80.4%              12/31/2006               Fee
       117                     1999                         100.0%              05/01/2007               Fee
       147                      NAP                         100.0%              05/01/2007               Fee
       159                      NAP                          71.8%              12/31/2006               Fee
       186                      NAP                          98.2%              01/01/2007               Fee
       186                      NAP                          52.0%              12/31/2006               Fee
       197                     1999                         100.0%              05/01/2007               Fee
       200                      NAP                          97.1%              01/01/2007               Fee
       205                      NAP                          97.0%              02/07/2007               Fee
       206                      NAP                          75.6%              12/31/2006               Fee
       209                      NAP                          85.6%              02/28/2007               Fee
       216                     2001                         100.0%              05/01/2007               Fee
       229                      NAP                         100.0%              02/05/2007               Fee
       235                      NAP                         100.0%              05/01/2007               Fee
       235                      NAP                         100.0%              05/01/2007               Fee
       236                      NAP                          76.0%              03/27/2007               Fee
       252                      NAP                          94.4%              09/11/2006               Fee
       257                     2000                         100.0%              01/08/2007               Fee
       273                      NAP                          91.5%              01/22/2007               Fee
       274                      NAP                         100.0%              02/22/2007               Fee
       275                      NAP                          88.1%              02/26/2007               Fee
       277                      NAP                          83.8%              02/11/2007               Fee
       280                      NAP                         100.0%              05/01/2007               Fee
       282                      NAP                         100.0%              10/18/2006               Fee
       286                      NAP                          96.6%              02/26/2007               Fee
       289                      NAP                          94.1%              11/01/2006               Fee
       290                      NAP                          88.9%              04/11/2007               Fee
       291                      NAP                          74.8%              12/03/2006               Fee
       292                     2003                          89.4%              02/23/2007               Fee
       294                      NAP                         100.0%              12/20/2006               Fee
       295                      NAP                         100.0%              05/01/2007               Fee
       296                      NAP                          94.2%              09/11/2006               Fee
       300                      NAP                         100.0%              03/28/2007               Fee
       304                      NAP                         100.0%              12/10/2006               Fee
       305                      NAP                          98.3%              09/11/2006               Fee
       306                      NAP                         100.0%              05/01/2007               Fee
       312                      NAP                         100.0%              05/01/2007               Fee
       316                      NAP                         100.0%              05/01/2007               Fee / Leasehold
       317                      NAP                          96.1%              09/11/2006               Fee
       318                      NAP                          95.3%              01/16/2007               Fee
       322                      NAP                         100.0%              02/27/2007               Fee
       324                     2005                          92.0%              02/19/2007               Fee
       325                      NAP                         100.0%              01/22/2007               Fee
       327                      NAP                          95.8%              09/14/2006               Fee
       330                     2006                         100.0%              05/01/2007               Fee
       331                      NAP                         100.0%              03/13/2007               Fee
       332                      NAP                         100.0%              02/08/2007               Fee
       332                      NAP                         100.0%              02/08/2007               Fee
       333                      NAP                         100.0%              12/21/2006               Fee
       335                      NAP                          75.4%              03/06/2007               Fee
       338                     1992                          96.2%              11/20/2006               Fee
       344                      NAP                         100.0%              05/01/2007               Fee
       346                      NAP                          93.9%              01/11/2007               Fee
       347                      NAP                         100.0%              05/01/2007               Fee
       349                      NAP                          91.0%              09/26/2006               Fee
       349                      NAP                          86.9%              09/26/2006               Fee
       352                      NAP                         100.0%              05/01/2007               Fee
       355                      NAP                         100.0%              03/09/2006               Fee
       356                      NAP                         100.0%              05/01/2007               Fee
       362                      NAP                          95.1%              12/01/2006               Fee
       364                      NAP                          89.2%              12/18/2006               Fee
       366                      NAP                          86.1%              02/01/2007               Fee
       369                      NAP                          83.4%              01/09/2007               Fee
       370                      NAP                         100.0%              02/26/2007               Fee
       372                      NAP                         100.0%              03/19/2007               Fee
       378                      NAP                          89.5%              12/31/2006               Fee
       383                      NAP                         100.0%              05/01/2007               Fee
       384                      NAP                         100.0%              01/25/2007               Fee
       386                     2003                          79.4%              01/30/2007               Fee
       388                      NAP                         100.0%              05/01/2007               Fee
       392                      NAP                         100.0%              02/01/2007               Fee
       395                     2006                          98.6%              12/31/2006               Fee
       400                     2006                          89.9%              01/18/2007               Fee
       403                      NAP                          92.7%              01/15/2007               Fee
       405                      NAP                         100.0%              05/01/2007               Fee
       406                  2004, 2005                      100.0%              11/01/2006               Fee
       408                      NAP                         100.0%              05/01/2007               Fee
       413                      NAP                         100.0%              09/01/2006               Fee
       414                     2004                         100.0%              02/08/2007               Fee
       416                      NAP                         100.0%              11/20/2006               Fee
       417                  2003, 2005                      100.0%              12/08/2006               Fee
       418                      NAP                         100.0%              05/01/2007               Fee
       422                      NAP                         100.0%              05/01/2007               Fee
       423                      NAP                         100.0%              05/01/2007               Fee




------------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan No.  Lien Position     Related Borrower List          Cut-Off Date Balance  per Unit or SF               Note Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      12/29/2006
        15             First                  NAP                                                    $34              12/29/2006
        15             First                  NAP                                                    $34              12/29/2006
        15             First                  NAP                                                    $34              12/29/2006
        46             First                  NAP                                               $114,907              03/21/2007
        93             First                  NAP                                                   $449              01/31/2007
       100             First                  NAP                                                    $36              02/09/2007
       102             First                  NAP                                                    $96              02/22/2007
       103             First                  NAP                                                    $61              02/28/2007
       113             First                  NAP                                                $77,273              04/02/2007
       117             First                  NAP                                                    $23              02/13/2007
       147             First                  NAP                                                    $90              03/26/2007
       159             First                  NAP                                                $76,170              03/09/2007
                                                                                                                      04/09/2007
       186             First                  NAP                                                $30,114              04/09/2007
       186             First                  NAP                                                $30,114              04/09/2007
       197             First                  NAP                                                   $381              02/28/2007
       200             First                  NAP                                                    $76              02/28/2007
       205             First                  NAP                                                   $148              02/15/2007
       206             First                  NAP                                                $71,137              03/22/2007
       209             First                  NAP                                                    $47              03/07/2007
       216             First                  NAP                                                    $48              02/02/2007
       229             First                  NAP                                                    $80              02/16/2007
                                                                                                                      12/08/2006
       235             First                64, 235                                                  $54              12/08/2006
       235             First                64, 235                                                  $54              12/08/2006
       236             First                  NAP                                                $21,714              03/30/2007
       252             First      88, 167, 252, 296, 305, 317                                       $107              01/12/2007
       257             First                  NAP                                                    $71              01/08/2007
       273             First                  NAP                                                $19,588              03/21/2007
       274             First                  NAP                                               $119,873              03/16/2007
       275             First                  NAP                                                    $86              02/09/2007
       277             First                  NAP                                                    $34              02/16/2007
       280             First                  NAP                                                   $117              01/05/2007
       282             First                  NAP                                                    $32              12/06/2006
       286             First               286, 370                                             $101,015              02/28/2007
       289             First                  NAP                                                   $174              02/05/2007
       290             First                  NAP                                                   $102              03/28/2007
       291             First                  NAP                                                   $205              01/04/2007
       292             First                  NAP                                                $24,743              03/16/2007
       294             First                  NAP                                                   $180              12/18/2006
       295             First                  NAP                                                   $191              03/15/2007
       296             First      88, 167, 252, 296, 305, 317                                        $54              01/10/2007
       300             First                  NAP                                                    $90              04/02/2007
       304             First                  NAP                                                   $204              01/12/2007
       305             First      88, 167, 252, 296, 305, 317                                        $44              01/10/2007
       306             First               306, 312                                                 $227              12/27/2006
       312             First               306, 312                                                 $219              12/27/2006
       316             First                  NAP                                                   $162              02/28/2007
       317             First      88, 167, 252, 296, 305, 317                                        $54              01/12/2007
       318             First                  NAP                                                $36,719              02/26/2007
       322             First                  NAP                                                    $51              03/16/2007
       324             First                  NAP                                                $22,957              02/23/2007
       325             First                  NAP                                                   $128              02/13/2007
       327             First                  NAP                                                $19,011              12/12/2006
       330             First                  NAP                                                   $192              11/30/2006
       331             First                  NAP                                                   $112              03/19/2007
                                                                                                                      03/28/2007
       332             First                  NAP                                                $47,780              03/28/2007
       332             First                  NAP                                                $47,780              03/28/2007
       333             First                  NAP                                                    $92              02/12/2007
       335             First                  NAP                                                    $28              03/30/2007
       338             First             151, 263, 338                                           $20,192              02/09/2007
       344             First                  NAP                                                   $150              01/24/2007
       346             First                  NAP                                                $40,816              12/13/2006
       347             First                  NAP                                                    $88              04/02/2007
                                                                                                                      04/10/2007
       349             First                  NAP                                                    $47              04/10/2007
       349             First                  NAP                                                    $47              04/10/2007
       352             First               352, 366                                                  $94              12/11/2006
       355             First                  NAP                                                   $133              02/12/2007
       356             First                  NAP                                                    $30              01/19/2007
       362             First                  NAP                                                    $33              03/12/2007
       364             First                  NAP                                                   $154              02/20/2007
       366             First               352, 366                                                 $114              02/14/2007
       369             First                  NAP                                                   $118              11/03/2004
       370             First               286, 370                                             $111,043              02/28/2007
       372             First                  NAP                                                   $278              03/21/2007
       378             First                  NAP                                                    $47              03/08/2007
       383             First                  NAP                                                   $258              01/19/2007
       384             First                  NAP                                                   $122              01/24/2007
       386             First                  NAP                                                    $45              02/27/2007
       388             First                  NAP                                                   $134              03/06/2007
       392             First                  NAP                                                   $163              02/14/2007
       395             First                  NAP                                                    $36              02/02/2007
       400             First                  NAP                                                    $93              01/31/2007
       403             First                  NAP                                                $33,354              02/07/2007
       405             First                  NAP                                                   $186              03/09/2007
       406             First               406, 414                                              $35,266              02/22/2007
       408             First                  NAP                                                   $438              04/11/2007
       413             First                  NAP                                                   $157              02/20/2007
       414             First               406, 414                                              $44,249              02/22/2007
       416             First                  NAP                                                    $93              03/12/2007
       417             First                  NAP                                                   $104              03/13/2007
       418             First                  NAP                                                   $153              02/12/2007
       422             First                  NAP                                                   $324              03/30/2007
       423             First                  NAP                                                   $258              01/25/2007
                                                                                                                      04/03/2007




------------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan No.  First Payment Date (P&I) (8)  First Payment Date (IO) (8)    Maturity Date            Due Date    Grace Period(9)
------------------------------------------------------------------------------------------------------------------------------------
                            02/01/2007                       NAP                 01/01/2017
        15                  02/01/2007                       NAP                 01/01/2017                 1          5
        15                  02/01/2007                       NAP                 01/01/2017                 1          5
        15                  02/01/2007                       NAP                 01/01/2017                 1          5
        46                  05/01/2012                   05/01/2007              04/01/2017                 1          5
        93                      NAP                      03/01/2007              02/01/2012                 1          5
       100                      NAP                      04/05/2007              03/05/2017                 5          0
       102                  04/01/2009                   04/01/2007              03/01/2017                 1          5
       103                  04/01/2007                       NAP                 03/01/2012                 1          5
       113                  06/01/2007                       NAP                 05/01/2017                 1          5
       117                      NAP                      04/01/2007              03/01/2012                 1          5
       147                  05/01/2010                   05/01/2007              04/01/2017                 1          5
       159                  05/01/2007                       NAP                 04/01/2017                 1          5
                            06/01/2007                       NAP                 05/01/2017
       186                  06/01/2007                       NAP                 05/01/2017                 1          5
       186                  06/01/2007                       NAP                 05/01/2017                 1          5
       197                  04/01/2007                       NAP                 03/01/2017                 1          5
       200                  04/01/2009                   04/01/2007              03/01/2017                 1          5
       205                  04/01/2010                   04/01/2007              03/01/2017                 1          5
       206                  05/01/2007                       NAP                 04/01/2017                 1          5
       209                  05/01/2007                       NAP                 04/01/2017                 1          5
       216                  04/01/2007                       NAP                 03/01/2017                 1          5
       229                  04/01/2009                   04/01/2007              03/01/2017                 1          5
                            02/01/2007                       NAP                 01/01/2017
       235                  02/01/2007                       NAP                 01/01/2017                 1          5
       235                  02/01/2007                       NAP                 01/01/2017                 1          5
       236                  05/01/2009                   05/01/2007              04/01/2017                 1          5
       252                  03/01/2007                       NAP                 02/01/2014                 1          5
       257                  03/01/2007                       NAP                 02/01/2017                 1          5
       273                  05/01/2007                       NAP                 04/01/2017                 1          5
       274                  05/01/2007                       NAP                 04/01/2017                 1          5
       275                  04/01/2007                       NAP                 03/01/2017                 1          5
       277                  04/01/2007                       NAP                 03/01/2017                 1          5
       280                  03/01/2007                       NAP                 02/01/2017                 1          5
       282                  02/01/2007                       NAP                 01/01/2012                 1          5
       286                  04/01/2007                       NAP                 03/01/2014                 1          5
       289                  04/01/2007                       NAP                 03/01/2017                 1          5
       290                  05/01/2009                   05/01/2007              04/01/2012                 1          5
       291                  03/01/2010                   03/01/2007              02/01/2017                 1          5
       292                  05/01/2007                       NAP                 04/01/2017                 1          5
       294                  02/01/2007                       NAP                 01/01/2017                 1          5
       295                  05/01/2007                       NAP                 04/01/2017                 1          5
       296                  03/01/2007                       NAP                 02/01/2014                 1          5
       300                  06/01/2012                   06/01/2007              05/01/2017                 1          5
       304                  03/01/2009                   03/01/2007              02/01/2017                 1          5
       305                  03/01/2007                       NAP                 02/01/2014                 1          5
       306                      NAP                      02/01/2007              01/01/2017                 1          5
       312                      NAP                      02/01/2007              01/01/2017                 1          5
       316                  04/01/2007                       NAP                 03/01/2017                 1          5
       317                  03/01/2007                       NAP                 02/01/2014                 1          5
       318                  05/01/2010                   05/01/2007              04/01/2017                 1          5
       322                  05/01/2007                       NAP                 04/01/2017                 1          5
       324                  04/01/2007                       NAP                 03/01/2017                 1          5
       325                  04/01/2007                       NAP                 03/01/2017                 1          5
       327                  02/01/2007                       NAP                 01/01/2012                 1          5
       330                  02/01/2007                       NAP                 01/01/2017                 1          5
       331                  05/01/2007                       NAP                 04/01/2017                 1          5
                            05/01/2007                       NAP                 04/01/2017
       332                  05/01/2007                       NAP                 04/01/2017                 1          5
       332                  05/01/2007                       NAP                 04/01/2017                 1          5
       333                  05/01/2007                       NAP                 04/01/2017                 1          5
       335                  05/01/2007                       NAP                 04/01/2017                 1          5
       338                  04/01/2009                   04/01/2007              03/01/2017                 1          5
       344                  03/01/2010                   03/01/2007              02/01/2017                 1          5
       346                  02/01/2009                   02/01/2007              01/01/2017                 1          5
       347                  06/01/2007                       NAP                 05/01/2017                 1          5
                            06/01/2010                   06/01/2007              05/01/2017
       349                  06/01/2010                   06/01/2007              05/01/2017                 1          5
       349                  06/01/2010                   06/01/2007              05/01/2017                 1          5
       352                  02/01/2007                       NAP                 01/01/2017                 1          5
       355                  04/01/2010                   04/01/2007              03/01/2017                 1          5
       356                  03/01/2007                       NAP                 02/01/2017                 1          5
       362                  05/01/2007                       NAP                 04/01/2017                 1          5
       364                  04/01/2010                   04/01/2007              03/01/2017                 1          5
       366                  04/01/2007                       NAP                 03/01/2017                 1          5
       369                  01/01/2005                       NAP                 12/01/2009                 1          5
       370                  04/01/2007                       NAP                 03/01/2017                 1          5
       372                  05/01/2007                       NAP                 04/01/2017                 1          5
       378                  05/01/2009                   05/01/2007              04/01/2012                 1          5
       383                  03/01/2010                   03/01/2007              02/01/2017                 1          5
       384                  03/01/2010                   03/01/2007              02/01/2017                 1          5
       386                  04/01/2009                   04/01/2007              03/01/2017                 1          5
       388                  05/01/2007                       NAP                 04/01/2017                 1          5
       392                  05/01/2007                       NAP                 04/01/2017                 1          5
       395                  04/01/2007                       NAP                 03/01/2017                 1          5
       400                  03/01/2009                   03/01/2007              02/01/2017                 1          5
       403                  04/01/2007                       NAP                 03/01/2017                 1          5
       405                  06/01/2010                   06/01/2007              05/01/2017                 1          5
       406                  04/01/2007                       NAP                 03/01/2017                 1          5
       408                  06/01/2007                       NAP                 05/01/2012                 1          5
       413                  04/01/2007                       NAP                 03/01/2017                 1          5
       414                  04/01/2007                       NAP                 03/01/2017                 1          5
       416                  05/01/2010                   05/01/2007              04/01/2017                 1          5
       417                  05/01/2009                   05/01/2007              04/01/2017                 1          5
       418                  04/01/2009                   04/01/2007              03/01/2017                 1          5
       422                  05/01/2007                       NAP                 04/01/2017                 1          5
       423                  03/01/2007                       NAP                 02/01/2017                 1          5
                                NAP                      06/01/2007              05/01/2017




------------------------------------------------------------------------------------------------------------------------------------
Mortgage
Loan No.  ARD Loan  Lockbox Status    Lockbox Type   Original Term to Maturity  Remaining Term to Maturity  Original Amort. Term(10)
------------------------------------------------------------------------------------------------------------------------------------
                       Springing          Hard                  120                        116                        300
15           No        Springing          Hard                  120                        116                        300
15           No        Springing          Hard                  120                        116                        300
15           No        Springing          Hard                  120                        116                        300
46           No          None             NAP                   120                        119                        360
93           No        Springing          Hard                   60                         57                         IO
100          No        Springing          Hard                  120                        118                         IO
102          No          None             NAP                   120                        118                        360
103          No          None             NAP                    60                         58                        360
113          No        Springing          Hard                  120                        120                        300
117          No          None             NAP                    60                         58                         IO
147          No          None             NAP                   120                        119                        360
159          No          None             NAP                   120                        119                        360
                         None             NAP                   120                        120                        360
186          No          None             NAP                   120                        120                        360
186          No          None             NAP                   120                        120                        360
197          No        Springing          Hard                  120                        118                        360
200          No          None             NAP                   120                        118                        360
205          No          None             NAP                   120                        118                        360
206         Yes        Springing          Hard                  120                        119                        360
209          No          None             NAP                   120                        119                        360
216          No        Springing          Hard                  120                        118                        360
229          No          None             NAP                   120                        118                        360
                       Springing          Hard                  120                        116                        300
235          No        Springing          Hard                  120                        116                        300
235          No        Springing          Hard                  120                        116                        300
236          No          None             NAP                   120                        119                        360
252          No          None             NAP                    84                         81                        300
257          No          None             NAP                   120                        117                        360
273          No          None             NAP                   120                        119                        360
274          No          None             NAP                   120                        119                        360
275          No          None             NAP                   120                        118                        360
277          No          None             NAP                   120                        118                        360
280          No          None             NAP                   120                        117                        360
282          No          None             NAP                    60                         56                        360
286          No          None             NAP                    84                         82                        360
289          No          None             NAP                   120                        118                        360
290          No          None             NAP                    60                         59                        360
291          No          None             NAP                   120                        117                        360
292          No          None             NAP                   120                        119                        300
294          No          None             NAP                   120                        116                        360
295          No        Springing          Hard                  120                        119                        360
296          No          None             NAP                    84                         81                        300
300          No          None             NAP                   120                        120                        360
304          No          None             NAP                   120                        117                        360
305          No          None             NAP                    84                         81                        300
306          No        Springing          Hard                  120                        116                         IO
312          No        Springing          Hard                  120                        116                         IO
316         Yes        Springing          Hard                  120                        118                        360
317          No          None             NAP                    84                         81                        300
318          No          None             NAP                   120                        119                        360
322          No          None             NAP                   120                        119                        360
324          No          None             NAP                   120                        118                        360
325          No          None             NAP                   120                        118                        360
327          No          None             NAP                    60                         56                        360
330          No          None             NAP                   120                        116                        360
331          No        Springing          Hard                  120                        119                        360
                         None             NAP                   120                        119                        360
332          No          None             NAP                   120                        119                        360
332          No          None             NAP                   120                        119                        360
333          No        Springing          Hard                  120                        119                        360
335          No          None             NAP                   120                        119                        360
338          No          None             NAP                   120                        118                        360
344          No          None             NAP                   120                        117                        360
346          No          None             NAP                   120                        116                        360
347          No        Springing          Hard                  120                        120                        240
                         None             NAP                   120                        120                        360
349          No          None             NAP                   120                        120                        360
349          No          None             NAP                   120                        120                        360
352          No          None             NAP                   120                        116                        360
355          No        Springing          Hard                  120                        118                        360
356          No          None             NAP                   120                        117                        360
362          No          None             NAP                   120                        119                        360
364          No          None             NAP                   120                        118                        360
366          No          None             NAP                   120                        118                        360
369          No          None             NAP                    60                         31                        360
370          No          None             NAP                   120                        118                        360
372          No          None             NAP                   120                        119                        360
378          No          None             NAP                    60                         59                        360
383          No        Springing          Hard                  120                        117                        360
384          No          None             NAP                   120                        117                        360
386          No          None             NAP                   120                        118                        360
388          No        Springing          Hard                  120                        119                        360
392          No          None             NAP                   120                        119                        360
395          No          None             NAP                   120                        118                        360
400          No          None             NAP                   120                        117                        360
403          No          None             NAP                   120                        118                        360
405          No        Springing          Hard                  120                        120                        360
406          No          None             NAP                   120                        118                        360
408          No        In-Place           Hard                   60                         60                        300
413          No        Springing          Hard                  120                        118                        360
414          No          None             NAP                   120                        118                        360
416          No          None             NAP                   120                        119                        360
417         Yes        Springing          Hard                  120                        119                        360
418          No        Springing          Hard                  120                        118                        360
422          No        In-Place           Hard                  120                        119                        300
423          No        In-Place           Hard                  120                        117                        300
                       In-Place           Hard                  120                        120                         IO




-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan No.  Remaining Amort. Term  Mortgage Rate   Monthly Payment (P&I)  Monthly Payment (IO)   Third Most Recent NOI
-----------------------------------------------------------------------------------------------------------------------------------
                            296                  5.445%               $247,377                   NAP
       15                   296                  5.445%               $146,594                   NAP                      NAP
       15                   296                  5.445%                $54,973                   NAP                      NAP
       15                   296                  5.445%                $45,811                   NAP                 $675,928
       46                   360                  5.900%               $109,730               $92,222                      NAP
       93                   IO                   5.640%                    NAP               $47,653                 $454,552
       100                  IO                   5.820%                    NAP               $44,502                      NAP
       102                  360                  6.035%                $54,162               $45,891                      NAP
       103                  358                  5.865%                $53,181                   NAP                      NAP
       113                  300                  5.950%                $54,506                   NAP               $1,048,916
       117                  IO                   5.890%                    NAP               $40,807                      NAP
       147                  360                  5.870%                $40,203               $33,725                      NAP
       159                  359                  5.740%                $35,559                   NAP                 $452,098
                            360                  5.870%                $31,335                   NAP
       186                  360                  5.870%                $19,628                   NAP                 $345,149
       186                  360                  5.870%                $11,706                   NAP                      NAP
       197                  358                  5.810%                $29,370                   NAP                 $402,730
       200                  360                  5.855%                $29,218               $24,487                 $491,793
       205                  360                  5.770%                $27,488               $22,913                      NAP
       206                  359                  5.700%                $27,279                   NAP                 $343,890
       209                  359                  5.930%                $27,373                   NAP                      NAP
       216                  358                  5.870%                $26,161                   NAP                 $570,403
       229                  360                  5.800%                $23,837               $19,908                      NAP
                            296                  5.690%                $23,925                   NAP
       235                  296                  5.690%                $15,794                   NAP                      NAP
       235                  296                  5.690%                 $8,131                   NAP                      NAP
       236                  360                  6.200%                $23,274               $19,906                      NAP
       252                  297                  5.800%                $22,125                   NAP                 $320,642
       257                  357                  5.760%                $19,629                   NAP                  $94,216
       273                  359                  5.850%                $17,698                   NAP                      NAP
       274                  359                  5.690%                $17,393                   NAP                 $257,717
       275                  358                  6.090%                $18,160                   NAP                 $294,965
       277                  358                  5.830%                $17,660                   NAP                 $269,836
       280                  357                  5.890%                $17,775                   NAP                      NAP
       282                  356                  6.080%                $18,141                   NAP                 $323,120
       286                  358                  5.840%                $17,296                   NAP                 $250,916
       289                  358                  5.960%                $17,014                   NAP                 $129,134
       290                  360                  6.030%                $16,938               $14,347                      NAP
       291                  360                  5.620%                $16,110               $13,295                      NAP
       292                  299                  6.010%                $18,058                   NAP                      NAP
       294                  356                  5.900%                $16,311                   NAP                      NAP
       295                  359                  5.990%                $16,350                   NAP                      NAP
       296                  297                  5.800%                $17,257                   NAP                 $225,576
       300                  360                  5.770%                $15,498               $12,919                      NAP
       304                  360                  5.810%                $15,272               $12,763                 $245,873
       305                  297                  5.800%                $16,119                   NAP                 $232,998
       306                  IO                   5.884%                    NAP               $12,478                      NAP
       312                  IO                   5.884%                    NAP               $12,081                      NAP
       316                  358                  5.690%                $13,914                   NAP                      NAP
       317                  297                  5.800%                $15,171                   NAP                 $190,843
       318                  360                  6.155%                $14,324               $12,221                      NAP
       322                  359                  6.070%                $13,893                   NAP                      NAP
       324                  358                  5.940%                $13,701                   NAP                      NAP
       325                  358                  5.854%                $13,575                   NAP                      NAP
       327                  356                  6.290%                $14,160                   NAP                 $168,879
       330                  356                  5.880%                $13,317                   NAP                      NAP
       331                  359                  6.200%                $13,474                   NAP                      NAP
                            359                  6.160%                $13,417                   NAP
       332                  359                  6.160%                 $6,777                   NAP                 $148,141
       332                  359                  6.160%                 $6,641                   NAP                 $145,164
       333                  359                  5.860%                $12,993                   NAP                 $230,376
       335                  359                  5.930%                $12,794                   NAP                 $158,213
       338                  360                  5.980%                $12,564               $10,610                 $236,644
       344                  360                  6.000%                $12,231               $10,342                      NAP
       346                  360                  5.800%                $11,735                $9,801                      NAP
       347                  240                  6.100%                $14,444                   NAP                      NAP
                            360                  6.140%                $12,172               $10,375
       349                  360                  6.140%                 $8,570                $7,306                 $154,336
       349                  360                  6.140%                 $3,601                $3,070                  $64,854
       352                  356                  5.850%                $11,799                   NAP                      NAP
       355                  360                  6.230%                $11,797               $10,106                      NAP
       356                  357                  5.865%                $11,375                   NAP                      NAP
       362                  359                  5.810%                $11,102                   NAP                 $124,288
       364                  360                  5.720%                $10,761                $8,941                      NAP
       366                  358                  5.980%                $11,068                   NAP                 $192,343
       369                  331                  5.560%                $10,574                   NAP                 $207,239
       370                  358                  5.925%                $10,586                   NAP                 $141,251
       372                  359                  6.100%                $10,605                   NAP                      NAP
       378                  360                  6.120%                $10,300                $8,770                 $147,151
       383                  360                  5.890%                 $9,480                $7,962                 $141,799
       384                  360                  6.040%                 $9,393                $7,961                 $158,983
       386                  360                  5.920%                 $9,213                $7,753                  $64,714
       388                  359                  6.060%                 $9,154                   NAP                      NAP
       392                  359                  5.910%                 $8,907                   NAP                 $165,753
       395                  358                  6.065%                 $8,935                   NAP                      NAP
       400                  360                  6.160%                 $8,538                $7,286                      NAP
       403                  358                  6.070%                 $8,276                   NAP                 $155,742
       405                  360                  6.200%                 $7,962                $6,810                      NAP
       406                  358                  5.810%                 $7,472                   NAP                      NAP
       408                  300                  6.960%                 $8,627                   NAP                      NAP
       413                  358                  6.200%                 $6,737                   NAP                      NAP
       414                  358                  5.810%                 $6,250                   NAP                      NAP
       416                  360                  6.075%                 $6,110                $5,189                      NAP
       417                  360                  6.180%                 $6,112                $5,222                 $103,084
       418                  360                  6.085%                 $6,050                $5,141                 $123,367
       422                  299                  6.490%                 $6,206                   NAP                      NAP
       423                  297                  6.370%                 $5,137                   NAP                      NAP
                            IO                   5.760%                    NAP            $1,031,733




------------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan No.  Third Most Recent NOI End Date   Second Most Recent NOI      Second Most Recent NOI End Date   Most Recent NOI
------------------------------------------------------------------------------------------------------------------------------------
       15                        NAP                            $2,676,875                12/31/2005                   $2,759,877
       15                        NAP                              $635,831                12/31/2005                     $880,591
       15                    12/31/2004                           $804,463                12/31/2005                     $777,288
       46                        NAP                              $965,410                12/31/2005                   $2,150,596
       93                    12/31/2004                           $584,864                12/31/2005                     $619,275
       100                       NAP                                   NAP                    NAP                        $892,781
       102                       NAP                              $362,150                12/31/2005                     $455,084
       103                       NAP                                   NAP                    NAP                             NAP
       113                   12/31/2004                         $1,028,500                12/31/2005                   $1,037,898
       117                       NAP                              $879,996                12/31/2004                     $879,996
       147                       NAP                                   NAP                    NAP                             NAP
       159                   12/31/2004                           $564,287                12/31/2005                     $743,970

       186                   12/31/2004                           $313,713                12/31/2005                     $354,408
       186                       NAP                              $172,403                12/31/2005                     $300,519
       197                   12/31/2004                           $434,970                12/31/2005                     $523,507
       200                   12/31/2004                           $462,270                12/31/2005                     $492,182
       205                       NAP                              $385,803                12/31/2005                     $437,095
       206                   12/31/2004                           $532,109                12/31/2005                     $586,591
       209                       NAP                              $451,423                12/31/2005                     $520,723
       216                   12/31/2004                           $570,403                12/31/2005                     $570,408
       229                       NAP                                   NAP                    NAP                             NAP

       235                       NAP                                   NAP                    NAP                        $288,306
       235                       NAP                                   NAP                    NAP                        $164,840
       236                       NAP                              $101,061                12/31/2005                     $294,789
       252                   12/31/2004                           $339,663                12/31/2005                     $333,180
       257                   12/31/2004                           $146,129                12/31/2005                     $374,755
       273                       NAP                              $223,921                12/31/2005                     $267,159
       274                   12/31/2004                           $263,214                12/31/2005                     $264,619
       275                   12/31/2004                           $304,205                12/31/2005                     $245,907
       277                   12/31/2004                           $284,651                12/31/2005                     $302,486
       280                       NAP                                   NAP                    NAP                             NAP
       282                   12/31/2004                           $298,503                12/31/2005                     $315,347
       286                   12/31/2004                           $265,374                12/31/2005                     $253,906
       289                   12/31/2004                           $216,503                12/31/2005                     $299,426
       290                       NAP                              $277,975                12/31/2005                     $304,288
       291                       NAP                                   NAP                    NAP                             NAP
       292                       NAP                              $235,483                12/31/2005                     $289,657
       294                       NAP                                   NAP                    NAP                             NAP
       295                       NAP                                   NAP                    NAP                             NAP
       296                   12/31/2004                           $249,047                12/31/2005                     $262,260
       300                       NAP                                   NAP                    NAP                             NAP
       304                   12/31/2004                           $229,788                12/31/2005                     $241,628
       305                   12/31/2004                           $250,023                12/31/2005                     $265,553
       306                       NAP                                   NAP                    NAP                             NAP
       312                       NAP                                   NAP                    NAP                             NAP
       316                       NAP                                   NAP                    NAP                             NAP
       317                   12/31/2004                           $178,244                12/31/2005                     $231,034
       318                       NAP                              $173,246                12/31/2005                     $179,639
       322                       NAP                                   NAP                    NAP                             NAP
       324                       NAP                                   NAP                    NAP                        $244,644
       325                       NAP                              $235,150                12/31/2005                     $208,585
       327                   12/31/2004                           $227,601                12/31/2005                     $266,447
       330                       NAP                                   NAP                    NAP                             NAP
       331                       NAP                              $277,161                12/31/2005                     $281,628

       332                   12/31/2004                           $151,757                12/31/2005                     $160,190
       332                   12/31/2004                           $148,707                12/31/2005                     $156,971
       333                   12/31/2004                           $229,566                12/31/2005                     $224,960
       335                   12/31/2005                           $199,649                12/31/2006                     $217,276
       338                   12/31/2004                           $243,854                12/31/2005                     $206,698
       344                       NAP                                   NAP                    NAP                             NAP
       346                       NAP                              $180,202              T-12 08/31/2006                  $269,240
       347                       NAP                                   NAP                    NAP                             NAP

       349                   12/31/2005                           $155,791                12/31/2006                     $165,846
       349                   12/31/2005                            $65,465                12/31/2006                      $69,691
       352                       NAP                                   NAP                    NAP                             NAP
       355                       NAP                                   NAP                    NAP                             NAP
       356                       NAP                                   NAP                    NAP                             NAP
       362                   12/31/2004                           $194,609                12/31/2005                     $183,586
       364                       NAP                                   NAP                    NAP                             NAP
       366                   12/31/2004                           $181,645                12/31/2005                     $216,301
       369              Ann 6 mos. 06/30/2004                     $176,122                12/31/2005                     $153,200
       370                   12/31/2004                           $145,835                12/31/2005                     $167,318
       372                       NAP                                   NAP                    NAP                             NAP
       378                   12/31/2005                           $150,477                12/31/2006                     $172,764
       383                   12/31/2004                           $123,258                12/31/2005                     $143,611
       384                   12/31/2004                           $183,491                12/31/2005                     $183,831
       386                   12/31/2005                           $112,350                12/31/2006                     $133,709
       388                       NAP                                   NAP                    NAP                             NAP
       392                   12/31/2004                           $154,736                12/31/2005                     $150,090
       395                       NAP                                   NAP                    NAP                             NAP
       400                       NAP                                   NAP                    NAP                             NAP
       403                   12/31/2004                           $137,564                12/31/2005                     $149,892
       405                       NAP                                   NAP                    NAP                             NAP
       406                       NAP                              $142,825                12/31/2005                     $140,674
       408                       NAP                                   NAP                    NAP                             NAP
       413                       NAP                                   NAP                    NAP                             NAP
       414                       NAP                                   NAP                    NAP                        $119,126
       416                       NAP                                   NAP                    NAP                             NAP
       417                   12/31/2004                           $112,450                12/31/2005                     $111,677
       418                   12/31/2004                           $116,442                12/31/2005                     $118,956
       422                       NAP                                   NAP                    NAP                             NAP
       423                       NAP                                   NAP                    NAP                             NAP




------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan No.  Most Recent NOI End Date  Underwritten EGI   Underwritten Expenses   Underwritable NOI  Underwritten Reserves
------------------------------------------------------------------------------------------------------------------------------------
                                                   $8,419,767              $3,913,943          $4,505,823               $464,290
       15              T-12 08/31/2006             $4,902,381              $2,241,661          $2,660,720               $237,039
       15              T-12 08/31/2006             $1,948,827                $884,267          $1,064,560               $134,881
       15              T-12 08/31/2006             $1,568,559                $788,015            $780,544                $92,370
       46              T-12 01/31/2007             $6,308,875              $4,321,936          $1,986,939               $252,355
       93                 12/31/2006               $1,120,807                $352,180            $768,627                 $3,342
       100                12/31/2006                 $992,922                $180,561            $812,361                $62,576
       102                12/31/2006               $1,296,070                $402,769            $893,301                $93,295
       103                   NAP                     $960,325                $192,328            $767,997                $45,826
       113                12/31/2006               $2,972,798              $1,938,641          $1,034,158               $118,912
       117                12/31/2005               $1,576,563                $810,996            $765,567               $105,842
       147                   NAP                     $790,771                $213,464            $577,307                $22,891
       159                12/31/2006               $1,810,457              $1,067,767            $742,689                $72,418
                                                   $1,456,393                $888,120            $568,273                $52,954
       186                12/31/2006                 $681,578                $344,324            $337,254                $21,962
       186                12/31/2006                 $774,815                $543,796            $231,019                $30,993
       197                12/31/2006                 $533,816                 $93,944            $439,872                $14,316
       200                12/31/2006                 $776,100                $341,841            $434,259                $32,798
       205                12/31/2006                 $730,149                $307,088            $423,061                $28,011
       206                12/31/2006               $1,603,705              $1,016,867            $586,838                $64,148
       209                12/31/2006                 $734,465                $250,341            $484,124                $57,300
       216                12/28/2006                 $853,197                $377,297            $475,900                $49,072
       229                   NAP                     $599,190                $122,710            $476,480                $32,871
                                                     $401,531                 $12,046            $389,485                $25,597
       235                12/31/2006                 $271,982                  $8,159            $263,822                $17,713
       235                12/31/2006                 $129,549                  $3,886            $125,663                 $7,884
       236                12/31/2006                 $577,778                $211,459            $366,319                 $8,750
       252             T-12 09/30/2006               $527,224                $188,573            $338,651                 $4,881
       257          Ann 7 mos. 07/31/2006            $609,216                $274,916            $334,301                $48,738
       273                12/31/2006                 $401,270                $138,283            $262,987                 $7,650
       274                12/31/2006                 $366,516                $110,337            $256,179                 $6,025
       275          Ann 11 mos. 11/30/2006           $533,292                $224,091            $309,201                $25,526
       277                12/31/2006                 $531,414                $217,623            $313,791                $13,043
       280                   NAP                     $467,498                $122,842            $344,656                $19,530
       282          Ann 9 mos. 09/30/2006            $482,385                $198,344            $284,041                $17,979
       286                12/31/2006                 $394,308                $132,991            $261,317                $12,326
       289          Ann 10 mos. 10/31/2006           $409,507                $139,816            $269,690                $15,098
       290                12/31/2006                 $425,468                $125,623            $299,845                $19,667
       291                   NAP                     $341,852                 $78,033            $263,819                $10,481
       292                12/31/2006                 $674,052                $362,866            $311,187                $24,874
       294                   NAP                     $362,757                $103,430            $259,326                $18,801
       295                   NAP                     $334,718                 $71,442            $263,276                $22,453
       296             T-12 09/30/2006               $459,386                $192,656            $266,730                 $7,528
       300                   NAP                     $380,714                $120,756            $259,958                $18,945
       304          Ann 9 mos. 09/30/2006            $325,282                 $86,984            $238,297                $16,943
       305             T-12 09/30/2006               $404,942                $147,808            $257,134                 $8,585
       306                   NAP                     $250,800                  $5,016            $245,784                 $5,929
       312                   NAP                     $242,963                  $4,859            $238,103                 $5,848
       316                   NAP                     $331,477                $123,315            $208,162                     $0
       317             T-12 09/30/2006               $416,674                $179,273            $237,401                 $6,609
       318                12/31/2006                 $461,358                $247,210            $214,149                $17,182
       322                   NAP                     $346,628                $114,159            $232,469                $28,387
       324                12/31/2006                 $601,578                $364,867            $236,711                $25,000
       325                12/31/2006                 $307,119                 $71,217            $235,902                 $6,112
       327             T-12 09/30/2006               $480,640                $224,833            $255,807                $30,000
       330                   NAP                     $257,939                 $40,586            $217,353                $12,706
       331                12/31/2006                 $411,221                $182,496            $228,725                $30,586
                                                     $422,567                $179,072            $243,495                $11,500
       332                12/31/2006                 $213,429                 $90,445            $122,984                 $5,808
       332                12/31/2006                 $209,138                 $88,627            $120,512                 $5,692
       333                12/31/2006                 $283,139                 $64,640            $218,499                $13,192
       335          Ann 6 mos. 02/28/2007            $342,930                $133,527            $209,403                 $7,748
       338          Ann 9 mos. 12/31/2006            $317,940                $121,360            $196,580                 $5,200
       344                   NAP                     $290,821                 $71,935            $218,886                $17,554
       346              T-3 09/30/2006               $363,872                $190,361            $173,510                 $3,019
       347                   NAP                     $228,029                 $10,795            $217,234                 $9,459
                                                     $435,186                $228,404            $206,782                 $6,379
       349             T-12 02/28/2007               $306,423                $160,824            $145,600                 $4,491
       349             T-12 02/28/2007               $128,763                 $67,580             $61,183                 $1,887
       352                   NAP                     $296,630                $106,207            $190,423                $14,938
       355                   NAP                     $208,769                 $10,020            $198,749                $14,033
       356                   NAP                     $176,000                      $0            $176,000                     $0
       362                12/31/2006                 $252,118                 $67,921            $184,197                $23,364
       364                   NAP                     $239,158                 $62,275            $176,883                 $9,059
       366                12/31/2006                 $270,786                $101,216            $169,570                $16,635
       369                12/31/2006                 $246,494                 $75,022            $171,473                $13,821
       370                12/31/2006                 $233,407                 $74,102            $159,305                 $6,825
       372                   NAP                     $214,292                 $46,370            $167,922                 $7,585
       378              T-6 02/27/2007               $242,759                 $91,432            $151,327                 $3,605
       383                12/31/2006                 $186,628                 $41,406            $145,223                 $5,602
       384             T-12 10/31/2006               $220,557                 $63,307            $157,250                $15,341
       386          Ann 6 mos. 01/31/2007            $251,484                $130,290            $121,194                 $6,184
       388                   NAP                     $159,656                  $4,790            $154,866                $10,629
       392                12/31/2006                 $206,858                 $51,154            $155,704                $10,697
       395                   NAP                     $206,206                 $59,023            $147,183                $18,894
       400                   NAP                     $211,200                 $63,853            $147,347                $16,213
       403                12/31/2006                 $248,974                $112,073            $136,901                $10,523
       405                   NAP                     $168,710                 $41,562            $127,148                 $5,640
       406             T-12 11/01/2006               $227,936                $110,198            $117,738                $10,008
       408                   NAP                     $140,824                      $0            $140,824                     $0
       413                   NAP                     $152,962                 $46,454            $106,508                 $5,052
       414             T-12 12/01/2006               $172,005                 $64,836            $107,169                 $6,744
       416                   NAP                     $107,528                 $19,715             $87,813                 $4,232
       417                12/08/2006                 $166,392                 $63,926            $102,465                $10,136
       418                12/31/2006                 $162,442                 $44,398            $118,044                 $8,605
       422                   NAP                      $99,229                      $0             $99,229                     $0
       423                   NAP                      $80,931                      $0             $80,931                     $0
                                                  $20,725,837              $5,211,367         $15,514,470               $463,051




------------------------------------------------------------------------------------------------------------------------------------
Mortgage  Underwritable      Balloon        Current            Source of        Valuation          Largest
Loan No.    Cash Flow        Balance        Value(11)          Value(11)           Date            Tenant(12)
------------------------------------------------------------------------------------------------------------------------------------
           $4,041,534      $30,870,119     $52,100,000
15         $2,423,681      $18,293,405     $30,000,000        Appraisal         10/13/2006     Steve and Barry's
15           $929,678       $6,860,026     $12,000,000        Appraisal         10/06/2006     Steve & Barry's
15           $688,174       $5,716,688     $10,100,000        Appraisal         10/06/2006     Peebles Dept Store
46         $1,734,584      $17,304,438     $26,000,000        Appraisal         01/01/2007     NAP
93           $765,285      $10,000,000     $15,150,000        Appraisal         10/03/2006     Pacific Coast Greens
100          $749,785       $9,050,000     $12,300,000        Appraisal         01/12/2007     Clarcor Air Filtration Products, Inc.
102          $800,006       $8,000,106     $11,725,000        Appraisal         01/01/2008     Freedom Credit Union
103          $722,171       $8,419,256     $13,260,000        Appraisal         02/01/2007     Volume Distributors
113          $915,246       $6,595,365     $10,700,000        Appraisal         01/01/2007     NAP
117          $659,725       $8,200,000     $10,250,000        Appraisal         01/26/2007     Bakersfield Cold & Dry Storage
147          $554,415       $6,139,091     $10,018,800        Appraisal         01/02/2007     SAS Safe Corp
159          $670,271       $5,144,532      $8,800,000        Appraisal         01/05/2007     NAP
             $515,319       $4,488,286
186          $315,293       $2,811,530      $5,490,000        Appraisal         01/22/2007     NAP
186          $200,026       $1,676,756      $3,550,000        Appraisal         04/01/2007     NAP
197          $425,557       $4,228,125      $6,400,000        Appraisal         01/24/2007     Williams-Sonoma Stores, Inc.
200          $401,461       $4,382,195      $6,900,000        Appraisal         02/04/2007     MGI USA, Inc.
205          $395,050       $4,237,176      $6,100,000        Appraisal         10/24/2006     Bridging the Gap
206          $522,690       $3,959,055      $7,000,000        Appraisal         01/01/2007     NAP
209          $426,824       $3,901,442      $6,250,000        Appraisal         02/15/2007     Childrens Center
216          $426,828       $3,748,587      $5,900,000        Appraisal         12/20/2006     Intermec Technologies Corporation
229          $443,609       $3,591,971      $6,800,000        Appraisal         12/29/2006     Ashley Furniture Homestore
             $363,888       $2,940,273      $5,150,000
235          $246,110       $1,940,964      $3,800,000        Appraisal         10/17/2006     Lifeport, Inc.
235          $117,779         $999,309      $1,350,000        Appraisal         10/10/2006     Lifeport, Inc.
236          $357,569       $3,388,176      $7,000,000        Appraisal         02/12/2007     NAP
252          $333,770       $2,992,731      $4,850,000        Appraisal         11/21/2006     NAP
257          $285,562       $2,834,452      $4,900,000        Appraisal         11/17/2006     Northern RI Medical Group (2nd Fl.)
273          $255,337       $2,538,413      $3,750,000        Appraisal         01/25/2007     NAP
274          $250,154       $2,526,294      $4,550,000        Appraisal         02/07/2007     NAP
275          $283,675       $2,557,892      $4,000,000        Appraisal         01/09/2007     Holiday Plaza Coin Laundry
277          $300,748       $2,538,391      $4,260,000        Appraisal         01/09/2007     NAP
280          $325,126       $2,540,530      $4,600,000        Appraisal         04/01/2007     Sierra Trading Post, Inc.
282          $266,062       $2,812,598      $4,000,000        Appraisal         10/23/2006     Bimbo Bakeries
286          $248,991       $2,649,717      $4,250,000        Appraisal         01/15/2007     NAP
289          $254,593       $2,420,779      $3,930,000        Appraisal         12/01/2006     Peoples Bank
290          $280,178       $2,717,252      $3,520,000        Appraisal         02/09/2007     Odyssey HealthCare
291          $253,338       $2,514,926      $3,955,000        Appraisal         11/30/2006     Century 21 RE
292          $286,313       $2,176,388      $5,000,000        Appraisal         01/18/2007     NAP
294          $240,526       $2,329,749      $4,000,000        Appraisal         11/16/2006     Renal Treatment Center-CA, Inc.
295          $240,824       $2,319,499      $5,000,000        Appraisal         02/01/2007     Total Renal Care, Inc.
296          $259,202       $2,334,330      $3,950,000        Appraisal         11/27/2006     NAP
300          $241,013       $2,474,912      $3,550,000        Appraisal         02/07/2007     Creditwatch Services, L.L.C.
304          $221,354       $2,297,553      $3,520,000        Appraisal         11/28/2006     Tate & Wells
305          $248,549       $2,180,419      $3,750,000        Appraisal         11/21/2006     NAP
306          $239,855       $2,510,000      $3,600,000        Appraisal         11/22/2006     Rite Aid of Michigan, Inc
312          $232,255       $2,430,000      $3,500,000        Appraisal         11/28/2006     Rite Aid
316          $208,162       $2,022,185      $3,360,000        Appraisal         01/09/2007     Walgreen Co.
317          $230,792       $2,052,159      $3,450,000        Appraisal         11/27/2006     NAP
318          $196,966       $2,133,198      $3,560,000        Appraisal         01/19/2007     NAP
322          $204,082       $1,958,712      $3,210,000        Appraisal         02/08/2007     SuperShuttle
324          $211,711       $1,952,460      $3,100,000        Appraisal         01/04/2007     NAP
325          $229,790       $1,947,491      $3,280,000        Appraisal         01/03/2007     Goodwill
327          $225,807       $2,152,708      $2,900,000        Appraisal         09/07/2006     NAP
330          $204,647       $1,905,035      $3,100,000        Appraisal         11/06/2006     Wolf, Rifkin, Shapiro & Schulman, LLP
331          $198,139       $1,880,575      $3,200,000        Appraisal         02/07/2007     US INS
             $231,995       $1,878,421      $3,940,000
332          $117,175         $948,746      $1,990,000        Appraisal         02/27/2007     NAP
332          $114,820         $929,675      $1,950,000        Appraisal         02/27/2007     NAP
333          $205,307       $1,862,055      $3,000,000        Appraisal         01/02/2007     Staples, Inc.
335          $201,655       $1,823,500      $3,120,000        Appraisal         02/06/2007     NAP
338          $191,380       $1,864,389      $3,100,000        Appraisal         12/13/2006     NAP
344          $201,332       $1,845,959      $3,025,000        Appraisal         10/05/2006     Chicago Title Company
346          $170,492       $1,767,076      $3,150,000        Appraisal         09/22/2006     NAP
347          $207,775       $1,324,605      $3,048,000        Appraisal         02/07/2007     Tractor Supply
             $200,404       $1,815,379      $2,670,000
349          $141,108       $1,278,244      $1,880,000        Appraisal         02/26/2007     NAP
349           $59,295         $537,135        $790,000        Appraisal         02/26/2007     NAP
352          $175,486       $1,691,864      $2,680,000        Appraisal         10/31/2006     Colorlink, Inc.
355          $184,716       $1,746,338      $2,600,000        Appraisal         10/02/2006     CORT Business Services Corporation
356          $176,000       $1,628,973      $3,350,000        Appraisal         12/07/2006     Capital One
362          $160,833       $1,597,301      $2,820,000        Appraisal         12/05/2006     Inland Materials, Inc
364          $167,824       $1,666,170      $2,500,000        Appraisal         04/01/2007     CATO
366          $152,935       $1,572,307      $3,100,000        Appraisal         11/17/2006     Advanced Spine & Sports
369          $157,651       $1,722,701      $2,920,000        Appraisal         03/19/2007     Tots Unlimited
370          $152,480       $1,510,366      $2,850,000        Appraisal         01/15/2007     NAP
372          $160,337       $1,491,618      $2,450,000        Appraisal         02/05/2007     Blockbuster
378          $147,722       $1,637,617      $2,280,000        Appraisal         02/20/2007     NAP
383          $139,620       $1,444,752      $2,030,000        Appraisal         12/12/2006     Family Christian Stores, Inc.
384          $141,910       $1,412,692      $2,000,000        Appraisal         12/13/2006     First Horizon Home Loan Corp.
386          $115,009       $1,374,233      $2,020,000        Appraisal         01/04/2007     NAP
388          $144,237       $1,291,524      $2,170,000        Appraisal         01/24/2007     Rite Aid of Ohio, Inc.
392          $145,007       $1,271,460      $4,250,000        Appraisal         01/04/2007     Vapor Studio
395          $128,289       $1,260,977      $1,900,000        Appraisal         12/17/2006     Specialty Retailers LP, dba "Bealls"
400          $131,134       $1,246,845      $2,030,000        Appraisal         12/14/2006     Fast Eddies
403          $126,378       $1,167,425      $1,775,000        Appraisal         01/08/2007     NAP
405          $121,508       $1,181,329      $1,970,000        Appraisal         02/12/2007     Advance Stores Company, Inc.
406          $107,730       $1,075,635      $1,590,000        Appraisal         10/16/2006     NAP
408          $140,824       $1,125,700      $2,000,000        Appraisal         03/09/2007     Alimentation Couche-Tard
413          $101,456         $940,877      $1,655,000        Appraisal         01/18/2007     Advance Stores Company, Incorporated.
414          $100,425         $899,745      $1,330,000        Appraisal         10/16/2006     NAP
416           $83,581         $916,343      $1,460,000        Appraisal         12/18/2006     H&Y Foods
417           $92,330         $891,235      $1,800,000        Appraisal         02/06/2007     McDermott - Costa Co.
418          $109,439         $889,893      $1,590,000        Appraisal         01/22/2007     Kinko's
422           $99,229         $726,445      $1,420,000        Appraisal         03/09/2007     Alimentation Couche-Tard
423           $80,931         $605,363      $1,205,000        Appraisal         12/12/2006     Circle K Stores Inc
          $15,051,419     $212,000,000    $273,400,000




------------------------------------------------------------------------------------------------------------------------------------
Mortgage      Lease                                                            Lease
Loan No.  Expiration Date     % NSF  Second Largest Tenant(12)              Expiration Date  % NSF  Third Largest Tenant(12)
------------------------------------------------------------------------------------------------------------------------------------
15          01/31/2014         15.6%  JC Penney                             10/31/2010        14.7%  Sears
15          01/31/2013         26.2%  Belk                                  01/31/2009        17.8%  J.C. Penney Co.
15          01/31/2011         20.1%  Capitol Theatre Associates            01/31/2013        16.2%  Goody's Store
46             NAP              NAP   NAP                                       NAP            NAP   NAP
93          07/31/2010         38.5%  Donna Jackson                         07/31/2009        9.7%   Dr. Baron
100         03/31/2017        100.0%  NAP                                       NAP            NAP   NAP
102         03/31/2012         24.2%  Brokerage Concepts of Delaware, Inc.  12/31/2008        20.3%  Inspection One
103         02/28/2017        100.0%  NAP                                       NAP            NAP   NAP
113            NAP              NAP   NAP                                       NAP            NAP   NAP
117         02/14/2012        100.0%  NAP                                       NAP            NAP   NAP
147         12/31/2022         72.5%  Wesco Enterprises                     10/31/2008        27.5%  NAP
159            NAP              NAP   NAP                                       NAP            NAP   NAP

186            NAP              NAP   NAP                                       NAP            NAP   NAP
186            NAP              NAP   NAP                                       NAP            NAP   NAP
197         03/21/2015        100.0%  NAP                                       NAP            NAP   NAP
200         07/31/2007         8.0%   Devereux                              09/30/2008        5.6%   IT Micronet
205         04/30/2009         14.8%  Blayney's                             12/31/2009        14.6%  Matsu Japanese Restaurant
206            NAP              NAP   NAP                                       NAP            NAP   NAP
209         05/14/2011         15.3%  Save-A-Lot                            08/07/2010        15.0%  Family Dollar
216         12/31/2010        100.0%  NAP                                       NAP            NAP   NAP
229         03/01/2017         85.8%  Sleep City USA                        03/01/2017        14.2%  NAP

235         10/31/2021        100.0%  NAP                                       NAP            NAP   NAP
235         10/31/2021        100.0%  NAP                                       NAP            NAP   NAP
236            NAP              NAP   NAP                                       NAP            NAP   NAP
252            NAP              NAP   NAP                                       NAP            NAP   NAP
257         11/30/2010         26.9%  Cardiology Associates                 10/31/2011        23.7%  Bank of America
273            NAP              NAP   NAP                                       NAP            NAP   NAP
274            NAP              NAP   NAP                                       NAP            NAP   NAP
275         03/31/2012         9.0%   Mata, Eulado and Maria                10/31/2009        8.8%   N Hondrogiannis (Parkway Cafe)
277            NAP              NAP   NAP                                       NAP            NAP   NAP
280         12/31/2016        100.0%  NAP                                       NAP            NAP   NAP
282         02/01/2010         30.5%  Five Star Corp                        04/30/2009        15.9%  Vend One
286            NAP              NAP   NAP                                       NAP            NAP   NAP
289         04/30/2013         29.7%  Beall Investments                     06/30/2010        20.2%  Ideal Image
290         05/01/2010         22.7%  Feldman's Valley Wide                 10/01/2011        9.8%   Haydee Nievera, MD
291         03/31/2011         20.3%  Penasco's Mexican Restaurant          08/31/2018        18.4%  Dentistry at Maricopa
292            NAP              NAP   NAP                                       NAP            NAP   NAP
294         04/30/2016         51.7%  Bennett Development, Inc.             11/30/2018        26.7%  Bank of Agriculture & Commerce
295         10/31/2011        100.0%  NAP                                       NAP            NAP   NAP
296            NAP              NAP   NAP                                       NAP            NAP   NAP
300         10/31/2008         41.2%  Grand Texas Homes                     10/15/2011        21.5%  Molloy Wellness Company, Inc.
304         12/31/2008         34.9%  Tommy, Inc.                           04/30/2007        16.1%  Keystone Pacific Property
305            NAP              NAP   NAP                                       NAP            NAP   NAP
306         09/30/2024        100.0%  NAP                                       NAP            NAP   NAP
312         09/30/2024        100.0%  NAP                                       NAP            NAP   NAP
316         05/31/2031        100.0%  NAP                                       NAP            NAP   NAP
317            NAP              NAP   NAP                                       NAP            NAP   NAP
318            NAP              NAP   NAP                                       NAP            NAP   NAP
322         10/31/2009         52.9%  Christian's of Scottsdale             02/28/2021        19.7%  Service Associates
324            NAP              NAP   NAP                                       NAP            NAP   NAP
325         03/31/2010         63.9%  Grace Church                          06/14/2008        27.0%  TLC Vet
327            NAP              NAP   NAP                                       NAP            NAP   NAP
330         12/31/2019        100.0%  NAP                                       NAP            NAP   NAP
331         04/18/2019        100.0%  NAP                                       NAP            NAP   NAP

332            NAP              NAP   NAP                                       NAP            NAP   NAP
332            NAP              NAP   NAP                                       NAP            NAP   NAP
333         01/31/2015        100.0%  NAP                                       NAP            NAP   NAP
335            NAP              NAP   NAP                                       NAP            NAP   NAP
338            NAP              NAP   NAP                                       NAP            NAP   NAP
344         05/07/2011         61.0%  Centex                                12/31/2011        25.5%  Yellowbook
346            NAP              NAP   NAP                                       NAP            NAP   NAP
347         03/31/2022        100.0%  NAP                                       NAP            NAP   NAP

349            NAP              NAP   NAP                                       NAP            NAP   NAP
349            NAP              NAP   NAP                                       NAP            NAP   NAP
352         08/01/2016        100.0%  NAP                                       NAP            NAP   NAP
355         02/28/2011        100.0%  NAP                                       NAP            NAP   NAP
356         09/04/2026        100.0%  NAP                                       NAP            NAP   NAP
362         01/31/2010         55.3%  Safelite Glass Corp                   11/30/2011        39.8%  NAP
364         01/31/2012         31.9%  Payless Shoesource                    10/31/2011        25.0%  Sally Beauty Company, Inc.
366         02/28/2008         23.8%  Whole Health Medicine                 11/30/2008        19.3%  Quest Diagnostics
369         07/31/2010         32.9%  Tri-City Express Care                 10/31/2015        20.9%  Super Cleaners
370            NAP              NAP   NAP                                       NAP            NAP   NAP
372         02/29/2012         38.1%  Chipotle                              11/02/2016        33.3%  Starbucks
378            NAP              NAP   NAP                                       NAP            NAP   NAP
383         01/30/2017        100.0%  NAP                                       NAP            NAP   NAP
384         06/30/2011         35.7%  Moore Dental Service                  06/30/2013        32.6%  Primary Pediatrics, PSC
386            NAP              NAP   NAP                                       NAP            NAP   NAP
388         01/28/2017        100.0%  NAP                                       NAP            NAP   NAP
392         01/31/2010         23.8%  What Distribution                     03/31/2009        19.4%  Cardiff Classics
395         04/03/2016         58.7%  Burke's Outlet-TX, Inc.               04/30/2011        31.9%  Subway Real Estate Corp.
400         11/30/2016         66.7%  CitiFinancial                         08/31/2011        13.9%  Fred Loya Insurance
403            NAP              NAP   NAP                                       NAP            NAP   NAP
405         01/31/2022        100.0%  NAP                                       NAP            NAP   NAP
406            NAP              NAP   NAP                                       NAP            NAP   NAP
408         04/11/2024        100.0%  NAP                                       NAP            NAP   NAP
413         08/31/2021        100.0%  NAP                                       NAP            NAP   NAP
414            NAP              NAP   NAP                                       NAP            NAP   NAP
416         11/30/2020        100.0%  NAP                                       NAP            NAP   NAP
417         09/30/2014        100.0%  NAP                                       NAP            NAP   NAP
418         07/06/2012        100.0%  NAP                                       NAP            NAP   NAP
422         03/30/2024        100.0%  NAP                                       NAP            NAP   NAP
423         12/26/2023        100.0%  NAP                                       NAP            NAP   NAP




------------------------------------------------------------------------------------------------------------------------------------
Mortgage                    Lease                    Insurance Escrow             Tax Escrow                Capital Expenditure
Loan No.               Expiration Date    % NSF          in Place                 in Place(13)                 Escrow in Place
------------------------------------------------------------------------------------------------------------------------------------
       15                10/31/2010       14.3%               No                       Yes                             Yes
       15                08/31/2008       15.8%               No                       Yes                             Yes
       15                01/31/2010       11.3%               No                       Yes                             Yes
       46                   NAP            NAP                No                       Yes                             Yes
       93                07/07/2014        9.2%               No                        No                             No
       100                  NAP            NAP                No                       Yes                             Yes
       102               01/31/2008        8.7%              Yes                       Yes                             Yes
       103                  NAP            NAP                No                        No                             No
       113                  NAP            NAP               Yes                       Yes                             Yes
       117                  NAP            NAP                No                        No                             Yes
       147                  NAP            NAP               Yes                       Yes                             No
       159                  NAP            NAP               Yes                       Yes                             Yes
       186                  NAP            NAP               Yes                       Yes                             Yes
       186                  NAP            NAP               Yes                       Yes                             Yes
       197                  NAP            NAP               Yes                       Yes                             Yes
       200               08/15/2008        5.4%              Yes                       Yes                             Yes
       205               02/28/2011       14.6%              Yes                       Yes                             Yes
       206                  NAP            NAP               Yes                       Yes                             Yes
       209               12/31/2011        9.6%              Yes                       Yes                             Yes
       216                  NAP            NAP                No                        No                             Yes
       229                  NAP            NAP               Yes                       Yes                             No
       235                  NAP            NAP                No                        No                             No
       235                  NAP            NAP                No                        No                             No
       236                  NAP            NAP               Yes                       Yes                             No
       252                  NAP            NAP               Yes                       Yes                             No
       257               05/31/2008       18.2%              Yes                       Yes                             No
       273                  NAP            NAP               Yes                       Yes                             Yes
       274                  NAP            NAP               Yes                       Yes                             Yes
       275               01/31/2013        8.6%              Yes                       Yes                             Yes
       277                  NAP            NAP               Yes                       Yes                             Yes
       280                  NAP            NAP                No                       Yes                             No
       282               04/30/2008       12.6%              Yes                       Yes                             Yes
       286                  NAP            NAP               Yes                       Yes                             No
       289               12/31/2010       11.2%              Yes                       Yes                             Yes
       290               03/01/2009        9.0%              Yes                       Yes                             Yes
       291               02/28/2014       16.3%              Yes                       Yes                             No
       292                  NAP            NAP               Yes                       Yes                             Yes
       294               11/30/2011       18.6%               No                        No                             No
       295                  NAP            NAP                No                        No                             No
       296                  NAP            NAP               Yes                       Yes                             No
       300               05/31/2010       20.3%               No                       Yes                             No
       304               07/31/2007       15.3%              Yes                       Yes                             No
       305                  NAP            NAP               Yes                       Yes                             No
       306                  NAP            NAP                No                        No                             No
       312                  NAP            NAP                No                        No                             No
       316                  NAP            NAP                No                        No                             No
       317                  NAP            NAP               Yes                       Yes                             No
       318                  NAP            NAP               Yes                       Yes                             No
       322               09/30/2010       17.5%              Yes                       Yes                             No
       324                  NAP            NAP               Yes                       Yes                             Yes
       325               06/30/2010        9.1%              Yes                       Yes                             No
       327                  NAP            NAP               Yes                       Yes                             Yes
       330                  NAP            NAP               Yes                       Yes                             No
       331                  NAP            NAP               Yes                       Yes                             Yes
       332                  NAP            NAP               Yes                       Yes                             Yes
       332                  NAP            NAP               Yes                       Yes                             Yes
       333                  NAP            NAP                No                        No                             No
       335                  NAP            NAP                No                        No                             No
       338                  NAP            NAP               Yes                       Yes                             Yes
       344               06/14/2012       13.5%               No                        No                             No
       346                  NAP            NAP                No                        No                             No
       347                  NAP            NAP               Yes                        No                             No
       349                  NAP            NAP               Yes                       Yes                             Yes
       349                  NAP            NAP               Yes                       Yes                             Yes
       352                  NAP            NAP               Yes                       Yes                             No
       355                  NAP            NAP                No                        No                             No
       356                  NAP            NAP                No                        No                             No
       362                  NAP            NAP                No                        No                             No
       364               02/28/2012       11.9%              Yes                       Yes                             No
       366               04/30/2010       10.9%              Yes                       Yes                             No
       369               10/31/2010       13.0%              Yes                       Yes                             No
       370                  NAP            NAP               Yes                       Yes                             No
       372               02/28/2017       28.6%              Yes                       Yes                             Yes
       378                  NAP            NAP               Yes                       Yes                             Yes
       383                  NAP            NAP               Yes                       Yes                             Yes
       384               11/30/2009       31.7%              Yes                       Yes                             Yes
       386                  NAP            NAP               Yes                       Yes                             Yes
       388                  NAP            NAP                No                        No                             No
       392               11/30/2009       18.5%               No                        No                             No
       395               09/14/2016        4.4%              Yes                       Yes                             Yes
       400               12/31/2012        9.2%              Yes                       Yes                             Yes
       403                  NAP            NAP                No                        No                             No
       405                  NAP            NAP                No                        No                             No
       406                  NAP            NAP               Yes                       Yes                             Yes
       408                  NAP            NAP                No                        No                             No
       413                  NAP            NAP                No                        No                             No
       414                  NAP            NAP               Yes                       Yes                             Yes
       416                  NAP            NAP               Yes                       Yes                             No
       417                  NAP            NAP                No                        No                             No
       418                  NAP            NAP               Yes                       Yes                             No
       422                  NAP            NAP                No                        No                             No
       423                  NAP            NAP                No                        No                             No




------------------------------------------------------------------------------------------------------------------------------------
Mortgage           TI/LC Escrow   Other Escrow
Loan No.            in Place(15)  Description(16)                                              Springing Escrow Description(17)
------------------------------------------------------------------------------------------------------------------------------------
       15               No            NAP                                                                Insurance, TI/LC
       15               No            NAP                                                                Insurance, TI/LC
       15               No            NAP                                                                Insurance, TI/LC
       46               No            NAP                                                                   Insurance
       93               No            NAP                                                          Tax, Insurance,CapEx, TI/LC
       100              Yes           NAP                                                            Insurance, TI/LC, Other
       102              Yes           NAP                                                                      NAP
       103              No            NAP                                                                      NAP
       113              No            NAP                                                                      NAP
       117              Yes           NAP                                                             Tax, Insurance, TI/LC
       147              No            NAP                                                                      NAP
       159              No            NAP                                                                      NAP
       186              No            NAP                                                                      NAP
       186              No            NAP                                                                      NAP
       197              No            NAP                                                                     TI/LC
       200              Yes           NAP                                                                      NAP
       205              No            NAP                                                                     TI/LC
       206              No            NAP                                                                      NAP
       209              Yes           NAP                                                                      NAP
       216              No            NAP                                                             Tax, Insurance, TI/LC
       229              No            NAP                                                                     TI/LC
       235              No            NAP                                                                 Tax, Insurance
       235              No            NAP                                                                 Tax, Insurance
       236              No            NAP                                                                     CapEx
       252              No            NAP                                                                      NAP
       257              No            NAP                                                                     TI/LC
       273              No            NAP                                                                      NAP
       274              No            NAP                                                                      NAP
       275              Yes           NAP                                                                      NAP
       277              No            NAP                                                                      NAP
       280              Yes           NAP                                                                   Insurance
       282              Yes           NAP                                                                      NAP
       286              No            NAP                                                                      NAP
       289              Yes           NAP                                                                     TI/LC
       290              Yes           NAP                                                                      NAP
       291              Yes           Economic Holdback                                                        NAP
       292              No            NAP                                                                      NAP
       294              No            NAP                                                             Tax, Insurance, TI/LC
       295              No            NAP                                                          Tax, Insurance, TI/LC, Other
       296              No            NAP                                                                      NAP
       300              No            Required Tenant Impound                                            Insurance, TI/LC
       304              No            NAP                                                                     TI/LC
       305              No            NAP                                                                      NAP
       306              No            NAP                                                          Tax, Insurance, TI/LC, Other
       312              No            NAP                                                             Tax, Insurance, TI/LC
       316              No            NAP                                                          Tax, Insurance,CapEx, TI/LC
       317              No            NAP                                                                      NAP
       318              No            NAP                                                                      NAP
       322              No            NAP                                                                      NAP
       324              No            NAP                                                                      NAP
       325              Yes           NAP                                                                      NAP
       327              No            NAP                                                                      NAP
       330              No            NAP                                                                      NAP
       331              No            NAP                                                                     TI/LC
       332              No            NAP                                                                      NAP
       332              No            NAP                                                                      NAP
       333              No            NAP                                                             Tax, Insurance, TI/LC
       335              No            NAP                                                                      NAP
       338              No            NAP                                                                      NAP
       344              No            NAP                                                             Tax, Insurance, TI/LC
       346              No            NAP                                                                 Tax, Insurance
       347              No            Debt Service Reserve and Minimum Account Balance Impounds          Tax,CapEx, TI/LC
       349              No            NAP                                                                      NAP
       349              No            NAP                                                                      NAP
       352              Yes           Free Rent Holdback                                                       NAP
       355              No            NAP                                                             Tax, TI/LC, Insurance
       356              No            NAP                                                             Tax, Insurance, TI/LC
       362              No            NAP                                                                     TI/LC
       364              No            Vacant Space Holdback and Marble Slab Holdback Impounds                  NAP
       366              No            NAP                                                                     TI/LC
       369              Yes           NAP                                                                      NAP
       370              No            NAP                                                                      NAP
       372              Yes           NAP                                                                     TI/LC
       378              No            NAP                                                                      NAP
       383              No            NAP                                                                     TI/LC
       384              Yes           NAP                                                                     TI/LC
       386              Yes           Rent Up Impound                                                          NAP
       388              No            NAP                                                                      NAP
       392              No            NAP                                                                     TI/LC
       395              Yes           NAP                                                                     TI/LC
       400              No            NAP                                                                     TI/LC
       403              No            NAP                                                          Tax, Insurance, CapEx, Other
       405              No            NAP                                                             Tax, Insurance, TI/LC
       406              No            NAP                                                                      NAP
       408              No            NAP                                                                     Other
       413              No            NAP                                                          Tax, Insurance,CapEx, TI/LC
       414              No            NAP                                                                      NAP
       416              Yes           NAP                                                                      NAP
       417              No            NAP                                                             Tax, Insurance, TI/LC
       418              No            Debt Service Reserve Impound                                         Capex, TI/LC
       422              No            NAP                                                                     Other
       423              No            NAP                                                                     Other




------------------------------------------------------------------------------------------------------------------------------------
Mortgage  Initial Capital Expenditure   Monthly Capital Expenditure   Current Capital Expenditure                  Initial TI/LC
Loan No.       Escrow Requirement(18)         Escrow Requirement(19)           Escrow Balance(20)            Escrow Requirement(21)
------------------------------------------------------------------------------------------------------------------------------------
15                                $0                         $9,724                     $29,191                                $0
15                                $0                         $3,647                     $10,947                                $0
15                                $0                         $3,039                      $9,122                                $0
46                                $0   4% of Monthly Gross Revenues                          $0                                $0
93                                $0                             $0                          $0                                $0
100                               $0                         $2,927                      $2,927                           $33,313
102                               $0                         $1,566                      $1,566                          $750,000
103                               $0                             $0                          $0                                $0
113                               $0                         $9,909                          $0                                $0
117                               $0                         $2,998                      $2,998                          $500,000
147                               $0                             $0                          $0                                $0
159                               $0   4% of Monthly Gross Revenues                          $0                                $0
186                               $0                         $1,830                          $0                                $0
186                               $0                         $2,583                          $0                                $0
197                               $0                           $229                        $229                                $0
200                               $0                         $1,407                      $1,407                          $200,000
205                               $0                           $608                        $608                                $0
206                               $0                         $5,346                          $0                                $0
209                               $0                         $1,232                          $0                                $0
216                               $0                         $1,543                      $1,543                                $0
229                               $0                             $0                          $0                                $0
235                               $0                             $0                          $0                                $0
235                               $0                             $0                          $0                                $0
236                               $0                             $0                          $0                                $0
252                               $0                             $0                          $0                                $0
257                               $0                             $0                          $0                                $0
273                               $0                           $638                          $0                                $0
274                               $0                           $502                          $0                                $0
275                               $0                           $868                        $868                                $0
277                               $0                         $1,087                      $1,087                                $0
280                               $0                             $0                          $0                                $0
282                         $150,000                             $0                    $150,337                          $150,000
286                               $0                             $0                          $0                                $0
289                               $0                           $204                        $204                                $0
290                               $0                           $346                          $0                                $0
291                               $0                             $0                          $0                                $0
292                          $50,000                         $2,073                     $50,000                                $0
294                               $0                             $0                          $0                                $0
295                               $0                             $0                          $0                                $0
296                               $0                             $0                          $0                                $0
300                               $0                             $0                          $0                                $0
304                               $0                             $0                          $0                                $0
305                               $0                             $0                          $0                                $0
306                               $0                             $0                          $0                                $0
312                               $0                             $0                          $0                                $0
316                               $0                             $0                          $0                                $0
317                               $0                             $0                          $0                                $0
318                               $0                             $0                          $0                                $0
322                               $0                             $0                          $0                                $0
324                               $0                         $2,083                      $2,083                                $0
325                               $0                             $0                          $0                          $100,000
327                               $0                         $2,500                      $7,500                                $0
330                               $0                             $0                          $0                                $0
331                               $0                           $327                          $0                                $0
332                               $0                           $484                          $0                                $0
332                               $0                           $474                          $0                                $0
333                               $0                             $0                          $0                                $0
335                               $0                             $0                          $0                                $0
338                               $0                           $433                        $433                                $0
344                               $0                             $0                          $0                                $0
346                               $0                             $0                          $0                                $0
347                               $0                             $0                          $0                                $0
349                               $0                           $375                          $0                                $0
349                               $0                           $157                          $0                                $0
352                               $0                             $0                          $0                                $0
355                               $0                             $0                          $0                                $0
356                               $0                             $0                          $0                                $0
362                               $0                             $0                          $0                                $0
364                               $0                             $0                          $0                                $0
366                               $0                             $0                          $0                                $0
369                               $0                             $0                          $0                                $0
370                               $0                             $0                          $0                                $0
372                               $0                            $79                          $0                           $21,000
378                               $0                           $300                          $0                                $0
383                               $0                            $78                        $155                                $0
384                               $0                           $214                        $642                                $0
386                          $15,600                           $515                     $16,115                          $285,000
388                               $0                             $0                          $0                                $0
392                               $0                             $0                          $0                                $0
395                               $0                           $509                        $509                                $0
400                               $0                           $340                        $680                                $0
403                               $0                             $0                          $0                                $0
405                               $0                             $0                          $0                                $0
406                               $0                           $834                        $834                                $0
408                               $0                             $0                          $0                                $0
413                               $0                             $0                          $0                                $0
414                               $0                           $562                        $562                                $0
416                               $0                             $0                          $0                                $0
417                               $0                             $0                          $0                                $0
418                               $0                             $0                          $0                                $0
422                               $0                             $0                          $0                                $0
423                               $0                             $0                          $0                                $0




------------------------------------------------------------------------------------------------------------------------------------
Mortgage
Loan No.  Monthly TI/LC Escrow Requirement(22)   Current TI/LC Escrow Balance(23)  Environmental Insurance  Interest Accrual Method
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Actual/360
15                                         $0                                 $0             No                   Actual/360
15                                         $0                                 $0             No                   Actual/360
15                                         $0                                 $0             No                   Actual/360
46                                         $0                                 $0             No                   Actual/360
93                                         $0                                 $0             No                   Actual/360
100                                        $0                                 $0             No                   Actual/360
102                                        $0                           $750,253             No                   Actual/360
103                                        $0                                 $0             No                   Actual/360
113                                        $0                                 $0             No                   Actual/360
117                                        $0                           $501,750             No                   Actual/360
147                                        $0                                 $0             No                   Actual/360
159                                        $0                                 $0             No                   Actual/360
                                                                                                                  Actual/360
186                                        $0                                 $0             No                   Actual/360
186                                        $0                                 $0             No                   Actual/360
197                                        $0                                 $0         Yes - Group              Actual/360
200                                        $0                           $200,143         Yes - Group              Actual/360
205                                        $0                                 $0             No                   Actual/360
206                                        $0                                 $0             No                   Actual/360
209                                    $4,754                                 $0         Yes - Group              Actual/360
216                                        $0                                 $0         Yes - Group              Actual/360
229                                        $0                                 $0         Yes - Group              Actual/360
                                                                                                                  Actual/360
235                                        $0                                 $0             No                   Actual/360
235                                        $0                                 $0             No                   Actual/360
236                                        $0                                 $0             No                   Actual/360
252                                        $0                                 $0         Yes - Group              Actual/360
257                                        $0                                 $0         Yes - Group              Actual/360
273                                        $0                                 $0         Yes - Group              Actual/360
274                                        $0                                 $0         Yes - Group              Actual/360
275                                    $1,462                             $1,462         Yes - Group              Actual/360
277                                        $0                                 $0         Yes - Group              Actual/360
280                                    $1,309                             $2,618         Yes - Group              Actual/360
282                                        $0                           $150,337         Yes - Group              Actual/360
286                                        $0                                 $0         Yes - Group              Actual/360
289                                    $1,054                             $1,054         Yes - Group              Actual/360
290                                    $1,362                                 $0         Yes - Group              Actual/360
291                                      $772                             $1,545         Yes - Group              Actual/360
292                                        $0                                 $0         Yes - Group              Actual/360
294                                        $0                                 $0         Yes - Group              Actual/360
295                                        $0                                 $0         Yes - Group              Actual/360
296                                        $0                                 $0         Yes - Group              Actual/360
300                                        $0                                 $0         Yes - Group              Actual/360
304                                        $0                                 $0         Yes - Group              Actual/360
305                                        $0                                 $0         Yes - Group              Actual/360
306                                        $0                                 $0             No                   Actual/360
312                                        $0                                 $0         Yes - Group              Actual/360
316                                        $0                                 $0         Yes - Group              Actual/360
317                                        $0                                 $0         Yes - Group              Actual/360
318                                        $0                                 $0         Yes - Group              Actual/360
322                                        $0                                 $0         Yes - Group              Actual/360
324                                        $0                                 $0         Yes - Group              Actual/360
325                                        $0                           $100,087         Yes - Group              Actual/360
327                                        $0                                 $0         Yes - Group              Actual/360
330                                        $0                                 $0         Yes - Group              Actual/360
331                                        $0                                 $0         Yes - Group              Actual/360
                                                                                                                  Actual/360
332                                        $0                                 $0         Yes - Group              Actual/360
332                                        $0                                 $0         Yes - Group              Actual/360
333                                        $0                                 $0             No                   Actual/360
335                                        $0                                 $0         Yes - Group              Actual/360
338                                        $0                                 $0         Yes - Group              Actual/360
344                                        $0                                 $0         Yes - Group              Actual/360
346                                        $0                                 $0         Yes - Group              Actual/360
347                                        $0                                 $0         Yes - Group              Actual/360
                                                                                                                  Actual/360
349                                        $0                                 $0             No                   Actual/360
349                                        $0                                 $0             No                   Actual/360
352                                      $577                             $1,731             No                   Actual/360
355                                        $0                                 $0         Yes - Group              Actual/360
356                                        $0                                 $0         Yes - Group              Actual/360
362                                        $0                                 $0             No                   Actual/360
364                                        $0                                 $0         Yes - Group              Actual/360
366                                        $0                                 $0         Yes - Group              Actual/360
369                                      $850                            $15,449             No                   Actual/360
370                                        $0                                 $0         Yes - Group              Actual/360
372                                      $575                            $21,000             No                   Actual/360
378                                        $0                                 $0         Yes - Group              Actual/360
383                                        $0                                 $0         Yes - Group              Actual/360
384                                    $1,137                             $3,411         Yes - Group              Actual/360
386                                        $0                           $285,000             No                   Actual/360
388                                        $0                                 $0             No                   Actual/360
392                                        $0                                 $0         Yes - Group              Actual/360
395                                    $1,088                             $1,088         Yes - Group              Actual/360
400                                        $0                                 $0         Yes - Group              Actual/360
403                                        $0                                 $0         Yes - Group              Actual/360
405                                        $0                                 $0         Yes - Group              Actual/360
406                                        $0                                 $0         Yes - Group              Actual/360
408                                        $0                                 $0      Yes - Individual            Actual/360
413                                        $0                                 $0         Yes - Group              Actual/360
414                                        $0                                 $0         Yes - Group              Actual/360
416                                      $833                                 $0         Yes - Group              Actual/360
417                                        $0                                 $0         Yes - Group              Actual/360
418                                        $0                                 $0         Yes - Group              Actual/360
422                                        $0                                 $0      Yes - Individual            Actual/360
423                                        $0                                 $0      Yes - Individual            Actual/360
                                                                                                                  Actual/360




------------------------------------------------------------------------------------------------------------------------------------
                                                                       Prepayment Code(25)
                                ---------------------------------------------------------------------------------------------
Mortgage Loan No.  Seasoning(24)          LO     DEF     DEF/YM1      DEF/YM    YM2  YM1  YM   5%  4%  3%  2%  1%       Open
-----------------------------------------------------------------------------------------------------------------------------
                              4           28      90                                                                       2
       15                     4           28      90                                                                       2
       15                     4           28      90                                                                       2
       15                     4           28      90                                                                       2
       46                     1           35                  81                                                           4
       93                     3           27                  29                                                           4
       100                    2           26                                          92                                   2
       102                    2           26      92                                                                       2
       103                    2           26                  30                                                           4
       113                    0           35      83                                                                       2
       117                    2           35      18                                                                       7
       147                    1           35      81                                                                       4
       159                    1           35      81                                                                       4
                              0           35      81                                                                       4
       186                    0           35      81                                                                       4
       186                    0           35      81                                                                       4
       197                    2           35      83                                                                       2
       200                    2           35      83                                                                       2
       205                    2           35      81                                                                       4
       206                    1           25      93                                                                       2
       209                    1           35      81                                                                       4
       216                    2           35                  81                                                           4
       229                    2           35      81                                                                       4
                              4           35      81                                                                       4
       235                    4           35      81                                                                       4
       235                    4           35      81                                                                       4
       236                    1           35                                          81                                   4
       252                    3           35                  45                                                           4
       257                    3           35                  81                                                           4
       273                    1           35      81                                                                       4
       274                    1           35      81                                                                       4
       275                    2           35                  81                                                           4
       277                    2           35      81                                                                       4
       280                    3           27      89                                                                       4
       282                    4           35                  21                                                           4
       286                    2           35                  45                                                           4
       289                    2           35      81                                                                       4
       290                    1           35      21                                                                       4
       291                    3           35      81                                                                       4
       292                    1           25      91                                                                       4
       294                    4           35      81                                                                       4
       295                    1           35      81                                                                       4
       296                    3           35                  45                                                           4
       300                    0           35                  81                                                           4
       304                    3           35                  81                                                           4
       305                    3           35                  45                                                           4
       306                    4           35                  81                                                           4
       312                    4           35                  81                                                           4
       316                    2           35      81                                                                       4
       317                    3           35                  45                                                           4
       318                    1           35                  81                                                           4
       322                    1           35                  81                                                           4
       324                    2           35      81                                                                       4
       325                    2           35                  81                                                           4
       327                    4           35      23                                                                       2
       330                    4           35                  81                                                           4
       331                    1           35      83                                                                       2
                              1           35                                          83                                   2
       332                    1           35                                          83                                   2
       332                    1           35                                          83                                   2
       333                    1           35      81                                                                       4
       335                    1           35      77                                                                       8
       338                    2           35      81                                                                       4
       344                    3           35                  81                                                           4
       346                    4           35                  81                                                           4
       347                    0           35      83                                                                       2
                              0           35      81                                                                       4
       349                    0           35      81                                                                       4
       349                    0           35      81                                                                       4
       352                    4           35                  81                                                           4
       355                    2           35                  81                                                           4
       356                    3           35      81                                                                       4
       362                    1           25      90                                                                       5
       364                    2           35                  81                                                           4
       366                    2           35                  81                                                           4
       369                   29           35                   3                      18                                   4
       370                    2           35                  81                                                           4
       372                    1           35      81                                                                       4
       378                    1           35      21                                                                       4
       383                    3           35      81                                                                       4
       384                    3           35      81                                                                       4
       386                    2           35                  81                                                           4
       388                    1           35      81                                                                       4
       392                    1           35                  81                                                           4
       395                    2           26      90                                                                       4
       400                    3           35      81                                                                       4
       403                    2           35      83                                                                       2
       405                    0           35                  81                                                           4
       406                    2           35      81                                                                       4
       408                    0           35      21                                                                       4
       413                    2           35      81                                                                       4
       414                    2           35      81                                                                       4
       416                    1           35      81                                                                       4
       417                    1           35                  81                                                           4
       418                    2           35                  78                                                           7
       422                    1           35      81                                                                       4
       423                    3           35      81                                                                       4
                              0                                           94              24                               2




-----------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan No.  YM Formula(26)      Administrative Cost Rate (27)                      Mortgage Loan No.
-----------------------------------------------------------------------------------------------------------------------------------
                                                              3.026
       15                                                     3.026                               15
       15                                                     3.026                               15
       15                                                     3.026                               15
       46                      J                              3.026                               46
       93                      J                              3.026                               93
       100                     J                              3.026                              100
       102                                                    3.026                              102
       103                     J                              3.026                              103
       113                                                    3.026                              113
       117                                                    3.026                              117
       147                                                    3.026                              147
       159                                                    3.026                              159
                                                              3.026
       186                                                    3.026                              186
       186                                                    3.026                              186
       197                                                    3.026                              197
       200                                                    8.026                              200
       205                                                    3.026                              205
       206                                                    3.026                              206
       209                                                    3.026                              209
       216                     J                              3.026                              216
       229                                                    3.026                              229
                                                              4.026
       235                                                    4.026                              235
       235                                                    4.026                              235
       236                     J                              3.026                              236
       252                     J                              3.026                              252
       257                     J                              8.026                              257
       273                                                    3.026                              273
       274                                                    3.026                              274
       275                     J                              3.026                              275
       277                                                    3.026                              277
       280                                                    3.026                              280
       282                     J                              3.026                              282
       286                     J                              3.026                              286
       289                                                    3.026                              289
       290                                                    5.526                              290
       291                                                    3.026                              291
       292                                                    3.026                              292
       294                                                    8.026                              294
       295                                                    8.026                              295
       296                     J                              3.026                              296
       300                     J                              8.026                              300
       304                     J                              9.026                              304
       305                     J                              3.026                              305
       306                     J                              5.026                              306
       312                     J                              6.026                              312
       316                                                    4.026                              316
       317                     J                              3.026                              317
       318                     J                              8.026                              318
       322                     J                              4.026                              322
       324                                                    3.026                              324
       325                     J                              8.026                              325
       327                                                    3.026                              327
       330                     J                              6.026                              330
       331                                                    3.026                              331
                               J                              4.026
       332                     J                              4.026                              332
       332                     J                              4.026                              332
       333                                                    4.026                              333
       335                                                    5.026                              335
       338                                                    3.026                              338
       344                     J                             13.026                              344
       346                     J                              8.026                              346
       347                                                    4.026                              347
                                                              8.026
       349                                                    8.026                              349
       349                                                    8.026                              349
       352                     J                              3.026                              352
       355                     J                              8.026                              355
       356                                                    6.026                              356
       362                                                    6.026                              362
       364                     J                              3.026                              364
       366                     J                              3.026                              366
       369                     J                              3.026                              369
       370                     J                              5.026                              370
       372                                                    8.026                              372
       378                                                    8.026                              378
       383                                                    4.026                              383
       384                                                    3.026                              384
       386                     J                              8.026                              386
       388                                                    9.026                              388
       392                     J                             12.026                              392
       395                                                    3.026                              395
       400                                                    3.026                              400
       403                                                   10.026                              403
       405                     J                             14.026                              405
       406                                                    3.026                              406
       408                                                   10.026                              408
       413                                                   13.026                              413
       414                                                    3.026                              414
       416                                                    3.026                              416
       417                     J                             15.026                              417
       418                     J                             12.026                              418
       422                                                   15.026                              422
       423                                                   15.026                              423
                               B                              3.026

                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since May 3, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

            "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved].

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
             LISTED IN EXHIBIT 2 REGARDING INDIVIDUAL MORTGAGE LOANS

                                                                      05.14.2007

                                   SCHEDULE A

                                 MSCI 2007-IQ14

                                Wells Fargo Loans

                  Exceptions to Representations and Warranties

1. Mortgage Loan Schedule.

2. Whole Loan; Ownership of Mortgage Loans.

     o Melbourne Professional Complex (620905906) ($4,950,000): Correspondent fee agreement executed with third party (James F. Perry & Company)

     o 25 John A. Cummings Way Office (620905450): Correspondent fee agreement executed with third party (Sunrise Mortgage & Investment)

     o Las Campanas (620905968) ($2,816,000): Correspondent fee agreement executed with thrid party (CBRE Melody of Texas, LP.)

     o    Kettleman Professional Center - Parcel 1 (620905359) ($2,750,000):
          Correspondent fee agreement executed with third party (Mohr-Rurik Capital Group, Inc.)

     o Davita Plaza (620905959) ($2,730,000): Correspondent fee agreement executed with third party (CBRE Melody of Texas, LP.)

     o Centreport Business Center (620905887) ($2,650,000): Correspondent fee agreement executed with third party (Alison Company)

     o Arbours Office Campus (620905467) ($2,600,000): Correspondent fee agreement executed with third party (Sunrise Mortgage & Investment)

     o Casa Bonita Apts - Phoenix (620905781) $2,350,000): Correspondent fee agreement executed with third party (Sunrise Mortgage & Investment)

     o Flagstaff Retail Complex (620905616) ($2,300,000): Correspondent fee agreement executed with third party (Sunrise Mortgage & Investment)

     o    Coffee & Riverlakes Office Bldg (620905119) ($2,040,000):
          Correspondent fee agreement executed with third party (Alison Company)

     o Security Self Storage (620906044) ($2,000,000): Correspondent fee agreement executed with third party (Beacon Realty Capital)

     o 1851 Madison Ave (620905966) ($1,750,000): Correspondent fee agreement executed with third party (NorthMarq Capital, Inc.)

     o Active Self Storage - AZ (620905970) ($1,696,000): Correspondent fee agreement executed with third party (Beacon Realty Capital)

     o Super Storage - Macon, GA (620905670) ($1,550,000): Correspondent fee agreement executed with third party (CBRE Melody of Texas, LP.)

3. Payment Record.

4. Lien; Valid Assignment.

     o All WFB Loans: Loan Seller may not have received the final title insurance policy in all instances. Consequently, to the extent that the representation is predicated on information in the related lender's title insurance policy, exception is taken due to such representation's being made based on a pro forma title policy, a preliminary title policy with escrow instructions, or a "marked-up" commitment, in each case binding upon the title insurer, where a final title policy was not available

     o    Courtyard by Marriott - Shelton, CT (310905643) ($18,500,000):
          Franchisor (Marriott International, Inc.) has Right of First Refusal
          (ROFR) purchase entirety of mortgaged property if mortgaged property proposed for sale to competitor; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o Fairfield Inn & Suites - Bend (310905677) ($6,100,000): Franchisor (Marriott International, Inc.) has Right of First Refusal (ROFR) purchase entirety of mortgaged property if mortgaged property proposed for sale to competitor; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o Ashley Furniture - Richland (410905697) ($4,062,500): Tenant (Sleep Shoppe) has right of first refusal (ROFR) to purchase its demised property if such portion of mortgaged property sold; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o Sierra Trading Post (410905232) ($3,000,000): Tenant (Sierra Trading Post, Inc.) has option to purchase entirety of property beginning January 2010; If tenant exercises purchase option, all obligations of mortgage must be fully satisfied, including defeasance of loan

     o Rite Aid Saginaw (410905497) ($2,510,000): Tenant (Rite-Aid) has right of first refusal (ROFR) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o Rite Aid Anniston (410905496) ($2,430,000): Tenant (Rite-Aid) has right of first refusal (ROFR) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o Walgreen's - Lexington (410905704) ($2,400,000): Tenant (Walgreen's) has right of first refusal (ROFR) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o Flagstaff Retail Complex (620905616) ($2,300,000): Tenant (Goodwill Industries) has (i) option to purchase entirety of mortgaged property exercisable on later of 03.31.2010 or expiration of defeasance lockout period; Option price shall be no less than amount necessary to discharge all amounts due under loan, including prepayment premiums, or tenant shall assume loan (subject to lender approval); Option is not extinguished by foreclosure; &(ii) Right of First Refusal (ROFR); to purchase either demised premised premises portion or entirety of mortgaged property; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o Cornerstone Village (410904989) ($2,290,000): Fractional condominium; Borrower owns approximately 95% of units in condominium project, which is sufficient to exercise affirmative control over related owners' association

     o Staples Logansport, IN (410905707) ($2,200,000): Project developer (Kite Rubloff, Logansport LLC) has contingent purchase option (option price is based on negotiated fair market value of property, or failing agreement, on average of three appraisals) arising out of recorded covenants affecting the mortgaged property that is triggered by tenant's going dark for 180 days; Purchase option is referenced on "matters subordinate" schedule of Lender's title policy; Due-on-sale provisions of Mortgage do not approve transfer arising out of such purchase option; Loan to value at closing was 73.3%

     o Tractor Supply Company - Sioux Falls (410905160) ($2,000,000): Tenant (Tractor Supply Company) has right of first refusal (ROFR) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o Capital One Bldg - Dallas (410905514) ($1,925,000): Tenant (Capital One Bank) has right of first refusal (ROFR) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o Cort Furniture (410905165) ($1,920,000): Tenant (Cort Furniture) has right of first refusal (ROFR) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o 221 Richards Blvd. Industrial (410905499) ($1,890,000): Tenant (Inland Materials ) has right of first refusal (ROFR) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

     o    Circle K- 1985 West Market, Akron- Mazeltov (930906077)
          ($l,225,000):Tenant (Circle K) has right of first offer (ROFO) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFO; Foreclosure or deed-in-lieu does not trigger ROFO, however

     o Circle K- West Market, Akron (930906062) ($920,00O):Tenant (Circle K) has right of first offer (ROFO) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFO; Foreclosure or deed-in-lieu does not trigger ROFO, however

     o Circle K - Albuquerque (930905561) ($770,000): Tenant (Circle K) has right of first offer (ROFO) to purchase entirety of mortgaged property; Foreclosure does not extinguish ROFO; Foreclosure or deed-in-lieu does not trigger ROFO, however

5. Assignment of Leases and Rents.

6. Mortgage Status; Waivers and Modifications

7. Condition of Propertv; Condemnation.

     o    Circle K- 1985 West Market, Akron- Mazeltov (930906077) ($1,225,000):
          Property condition report not required in connection with closing; site inspection and appraisal information indicated that subject property was in good condition

     o Circle K- West Market, Akron (930906062) ($920,00O):Tenant (Circle K) : Property condition report not required in connection with closing; site inspection and appraisal information indicated that subject property was in good condition

     o    Circle K - Albuquerque (930905561) ($770,000): Tenant (Circle K):
          Property condition report not required in connection with closing; site inspection and appraisal information indicated that subject property was in good condition

8. Title Insurance

9. No Holdbacks.

10. Mortgage Provisions.

11. Trustee under Deed of Trust.

12. Environmental Conditions.

     Schedule A Loans (In lieu of Phase I, property was included in lender's group secured creditor impaired policy except as otherwise indicated regarding inclusion in individual environmental loan policy)

     o    Pottery Barn Winter Park (410905897) ($5,000,000)

     o    Melbourne Professional Complex (620905906) ($4,950,000)

     o    Southtown/Cobblestone Square SC (410906011) ($4,600,000)

     o    Intermec Technologies Bldg (410905667) ($4,425,000)

     o    Ashley Furniture - Richland (410905697) ($4,062,500)

     o A-American Inglewood, Prairie Ave. Storage Facility (410905427) ($3,500,000)

     o    25 John A. Cummings Way Office (620905450) ($3,360,000)

     o    Sierra Trading Post (410905232) ($3,000,000)

     o    Shaw Industrial Bldg (410905314) ($3,000,000)

     o    Advance Self Storage (410905656) ($3,000,000)

     o    Holiday Plaza (410905730) ($3,000,000)

     o    Sineath Mobile (410905838) ($3,000,000)

     o    Twin Palms Apts (410905944) ($3,000,000)

     o    Van Ness Apts (410905657) ($2,935,000)

     o    People's Realty (410905532) ($2,850,000)

     o    Las Campanas (620905968) ($2,816,000)

     o    The Shops at Maricopa Village (410905441)($2,800,000)

     o    Shamrock Apts (410905779) ($2,800,000)

     o    Kettleman Professional Center - Parcel 1(620905359) ($2,750,000)

     o    A-American Riverside, Hole Ave. (410905425) ($2,730,000)

     o    Davita Plaza (620905959) ($2,730,000)

     o    Centreport Business Center (620905887) ($2,650,000)

     o    Arbours Office Campus (620905467) ($2,600,000)

     o    A-American Ridgecrest (410905424) ($2,550,000)

     o    Rite Aid Anniston (410905496) ($2,430,000)

     o    A-American Mill Street SS Facility (410905426) ($2,400,000)

     o    Walgreen's -Lexington (410905704) ($2,400,000)

     o    Casa Bonita Apts - Phoenix (620905781) ($2,350,000)

     o    Northland Village Apts (410905762) ($2,300,000)

     o    Corona Industrial (410905921) ($2,300,000)

     o    Flagstaff Retail Complex (620905616) ($2,300,000)

     o    Cornerstone Village (410904989) ($2,290,000)

     o    Contessa Court Office Bldg (410905343) ($2,250,000)

     o    Southpoint Business Park (410905993) ($2,200,000)

     o 35 Fremont Street, 160 W Main St & 12-14 Pleasant St (410906082) ($2,200,000)

     o    Access Self Storage - Heartland Crossing (410905956) ($2,150,000)

     o    Michigan Heights MHC (410905638) ($2,100,000)

     o    Coffee & Riverlakes Office Bldg (620905119) ($2,040,000)

     o    Spanish Flat Mobile Villa (410905148) ($2,000,000)

     o    Security Self Storage (620906044) ($2,000,000)

     o    Tractor Supply Company - Sioux Falls (410905160) ($2,000,000)

     o    Capital One Bldg -Dallas (410905514) ($1,925,000)

     o    Cort Furniture (410905165) ($1,920,000)

     o    Wildwood Office Bldg (410905400) ($1,850,000)

     o    TRI-County SC (410905552) ($1,850,000)

     o    Ruhland Apts (410905658) ($1,780,000)

     o    Active Self Storage - AZ (620905970) ($1,696,000)

     o    Family Christian Store (410905536) ($1,600,000)

     o    Cavalier Office Park Bldg C-Florence KY (410905642) ($1,560,000)

     o    1049-1057 South Coast Highway (410905599) ($1,500,000)

     o    Kilgore SC (410905553) ($1,480,000)

     o    42nd Street Retail--Odessa, TX (410905507) ($1,400,000)

     o    Theobald & King Apts (410905703) ($1,370,000)

     o    Advance Auto Parts Rock Island (410905949) ($1,300,000)

     o    Southview Villas & The Cambridge (410905263) ($1,272,000)

     o    Advanced Auto Parts - Spring, Texas (410905877) ($1,100,000)

     o    Country Manor (410905262) ($1,064,000)

     o    H&Y Foods Industrial (410905563) ($1,011,000)

     o    McDermott Costa Co (410905800) ($1,000,000)

     o    Kinko's - Cincinnati, OH (410905820) ($1,000,000)

Schedule C Information: all loans to be listed on Schedule A above are likewise included on Schedule C as being the subject of a Secured Creditor Impaired Property Policy. The Policy Issuer is Steadfast insurance Company, an affiliate of Zurich North America.

13. Loan Document Status.

14. Insurance.

     o All WFB-originated Loans: The loan documents for various mortgaged properties generally require property insurance against fire and other hazards that would be covered by an insurance policy issued or a Special Form Cause of Loss basis, including, without limitation, windstorm and hail and do not specifically mention lightning, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke

     o Bakersfield Cold and Dry Storage (310905945) ($8,200,000): Terrorism insurance waived for life of loan; Non-recourse carve-out obtained for related losses, however

     o Intermec Technologies Bldg (410905667) ($4,425,000): Borrower's obligation to provide required insurance suspended so long as tenant satisfies lease's insurance requirements; Tenant is not obligated to provide 12 months rent loss (Lease requires rent loss coverage sufficient to "secure continued rent payments") or terrorism insurance; Business Income insurance is in place for actual loss sustained for 12 months; Terrorism coverage is also in place

     o Rite Aid Saginaw (410905497) ($2,510,000): Borrower's obligation to provide required insurance is suspended under certain conditions, including (i) If tenant (Rite-Aid) elects to self-insure for lease-required coverages and tenant or lease guarantor (Rite Aid Corporation) maintains net worth of $100 million and tenant or lease guarantor has an S&P rating of "BB" or better and is not on S&P credit watch, in which event casualty, rent loss, comprehensive general liability and terrorism insurance are suspended; or (ii) if tenant provides third party insurance for lease-required coverages (includes casualty and comprehensive general liability), in which event rent loss and terrorism insurance are suspended; Third party insurance is currently in place for casualty, rent loss (on "actual loss sustained "basis without specified limits), and comprehensive general liability

     o Rite Aid Anniston (410905496) ($2,430,000): Borrower's obligation to provide required insurance is suspended under certain conditions, including (i) If tenant (Rite-Aid) elects to self-insure for lease-required coverages and tenant or lease guarantor (Rite Aid Corporation) maintains net worth of $100 million and tenant or lease guarantor has an S&P rating of "BB" or better and is not on S&P credit watch, in which event casualty, rent loss, comprehensive general liability and terrorism insurance are suspended; or (ii) if tenant provides third party insurance for lease-required coverages (includes casualty and comprehensive general liability), in which event rent loss and terrorism insurance are suspended; Third party insurance is currently in place for casualty, rent loss (on "actual loss sustained "basis without specified limits), and comprehensive general liability

     o Walgreen's-Lexington (410905704)($2,400,000):Borrower's obligation to provide required insurance is suspended under certain conditions, including (i) If tenant (Walgreens) elects to self-insure for lease-required coverages and maintains an S & P senior unsecured debt rating of "BBB" or better a n d net worth of $100 million, in which event casualty, rent loss, comprehensive general liability and terrorism insurance are suspended; or (ii) if tenant provides third party insurance for lease- required coverages (casualty and comprehensive general liability), in which event rent loss and terrorism insurance are suspended; also, Walgreens has notified the landlord of its self-insurance election, so no third party insurance is currently in place; Walgreens has a current S & P senior unsecured debt rating of A+

     o Staples Logansport, IN (410905707) ($2,200,000): Borrower's obligation to provide required casualty, rent loss, comprehensive general liability and terrorism insurance suspended if Tenant elects to self-insure; Lease gives Tenant right to elect to self-insure if it maintains net worth of at least $75 million (tenant's current stated net worth is approximately $5 billion); Tenant has not elected to self-insure to date; Casualty, rent loss, comprehensive general liability and terrorism insurance are currently in place from third party providers

     o    Circle K- 1985 West Market, Akron- Mazeltov (930906077) ($1,225,000):
          Terrorism insurance waived for life of loan

     o    Advanced Auto Parts - Spring, Texas (410905877) ($1,100,000):
          Borrower's obligation to provide required casualty, rent loss, CGL and terrorism insurance suspended so long as tenant satisfies lease's insurance requirements; Tenant is obligated to maintain casualty ($500,000 deductible permitted, but sponsors have personal liability for losses attributable to deductible exceeding $25,000) and CGL insurance, but there is no obligation to provide rent loss or terrorism insurance; also, Tenant has right to elect to self-insure if it maintains S & P rating of BBB+ or better; Advanced Auto Parts has a current S & P senior unsecured debt rating of BB+; Third party insurance is currently in place for 12 months rent loss and terrorism insurance

     o McDermott Costa Co (410905800) ($1,000,000): Terrorism insurance waived for life of loan; Non- recourse carve-out obtained for related loses, however; Terrorism is currently provided

     o Circle K- West Market, Akron (930906062) ($920,000): Terrorism insurance waived for life of loan

     o Circle K - Albuquerque (930905561) ($770,000): Terrorism insurance waived for life of loan

15. Taxes and Assessments.

16. Mortgagor Bankruptcy.

17. Leasehold Estate.

18. Escrow Deposits.

19. LTV Ratio.

20. Mortgage Loan Modifications.

21. Advancement of Funds by the Seller.

22. No Mechanics' Liens.

23. Compliance with Usury Laws.

25. Releases of Mortgage Property.

     o LifePort (310905395) ($3,825,000): (i) Collateral substitution permitted to effect release of any individual property once over life of loan, subject to certain conditions, including (A) LTV is no greater than 74.27% and (B) replacement property shall (1) have equal or greater appraised value, (2) have equal or better physical condition, (3) be a building substantially similar in size, use and quality to the substituted property; (4) have lease terms no less favorable than existing LifePort Lease; and (5) be in location having similar or greater attributes as substituted property, including submarket strength, population and accessibility; (C) DSCR shall be at least equal to 1.27; and (D) delivery of "no downgrade" confirmation from applicable rating agencies; also, (ii) following defeasance lockout period, Borrower permitted to release either of constituent properties in connection with partial defeasance subject to certain conditions, including (A) partial defeasance in an amount equal to 120% of the allocated loan amount for the released property, (B) following the release, the remaining property has a loan to value ratio of not more than 74.27%, (C) following the release, the remaining property has a debt service coverage ratio at least equal to or greater than 1.27; and (D) "no downgrade" confirmation from applicable rating agencies

     o    Circle K- 1985 West Market, Akron- Mazeltov (930906077) ($1,225,000):
          Borrower permitted to obtain release of property (Release Property) by substituting a Substitute Property operated by same tenant subject to certain condition, including (i) current appraisal showing Substitute Property's having appraised value and financial operating history equal or greater than Release Property's; and (ii) Substitute Property's having equal or better locational attributes (submarket strength, population and accessibility)

     o Circle K- West Market, Akron (930906062) ($920,000): Borrower permitted to obtain release of property (Release Property) by substituting a Substitute Property operated by same tenant subject to certain condition, including (i) current appraisal showing Substitute Property's having appraised value and financial operating history equal or greater than Release Property's; and (ii) Substitute Property's having equal or better locational attributes (submarket strength, population and accessibility)

     o Circle K - Albuquerque (930905561) ($770,000): Borrower permitted to obtain release of property (Release Property) by substituting a Substitute Property operated by same tenant subject to certain condition, including (i) current appraisal showing Substitute Property's having appraised value and financial operating history equal or greater than Release Property's; and (ii) Substitute Property's having equal or better locational attributes (submarket strength, population and accessibility)

26. No Equity Participation or Contingent- Interest.

27. No Material Default.

28. Inspections.

29. Local Law Compliance.

     o Volume Distributors Industrial (310905864) ($9,000,000): Property is currently legally non- conforming, but expiration of grace period for parking-related legal nonconformities will, unless extended by local government, expire in 2009; Approximately 75% of industrial properties in the city would be adversely affected by non-extension of the grace period, so, while no assurance exists, prospects for an extension are considered favorable; If obliged to comply with current parking and circulation requirements, subject improvements would be reduced by approximately 27,300 square feet, and resulting DSCR would be slightly less than 1.00; Repayment guaranties provided on a 25% pro rata basis from 4 guarantors; Stated net worth of guarantors as of August 31, 2006 is in excess of $7,100,000, $6,100,000, $2,900,000, and
          $4,000,000

30. Junior Liens

31. Actions Concerning Mortgage Loans.

32. Servicing.

33. Licenses and Permits.

     o Michigan Heights MHC (410905638) ($2,100,000): Groundwater discharge permit in connection with the operation of two water wells and septic system is in process, but has not been issued; Borrower remediated pre-ownership site conditions and satisfied conditions precedent to acceptance of permit application for processing; Property is deemed to be in compliance pending processing (processing time for issuance of permit is approximately 12 - 18 months); Water wells are tested monthly by an independent licensed operator; No negative test results have been received since borrower purchased property, nor were there any known negative test results prior to Borrower's purchase of subject property

34. Collateral in Trust.

35. Due on Sale.

36. Non-Recourse Exceptions.

     o Courtyard by Marriott - Shelton, CT (310905643) ($18,500,000): No warm body carve-out guarantor (Wedge Hotels Corporation); Guarantor's stated net worth as of September 30, 2006 was approximately $20,600,000, and liquidity was approximately $1,200,000

     o LifePort (310905395) ($3,825,000): No warm body carve-out guarantor (Corporate Property Associates 16-Global, Incorporated); Guarantor's stated net worth as of June 30, 2006 was approximately $653,200,000, and liquidity was approximately $225,700,000

     o 1001 Sathers Drive (310905807)($9,050,000):No warm body carve-out guarantor (High Street Real Estate Fund 11, LLC); Guarantor's stated net worth as of December 31, 2005 was approximately $22,500,000, and liquidity was approximately $5,500,000

     o Sierra Trading Post (410905232) ($3,000,000): No warm body carve-out guarantor (The Glenbrook Company); Guarantor's stated net worth as of June 30, 2006 was approximately $8,800,000, and liquidity was approximately $63,000

     o Centreport Business Center (620905887) ($2,650,000): No warm body carve-out guarantor (North Star, Inc. ) Replacement guarantor required if North Star, Inc. fails to maintain $5 million net worth/$300,000 liquidity ;Guarantor's stated net worth as of February 28,2007 was approximately $8,260,000, and liquidity was approximately $1,180,000

37. REMIC Eligibility.

38. Prepayment Premiums.

39. Reserved

40. Single-Purpose Entity.

41. Defeasance and Assumption Costs.

42. Defeasance.

43. Authorized to do Business.

44. Terrorism Insurance.

     o Intermec Technologies Bldg (410905667) ($4,425,000): Borrower's obligation to provide terrorism suspended so long as tenant satisfies lease's insurance requirements; Tenant is not obligated to provide terrorism insurance; Terrorism coverage is currently in place, however

     o Walgreen's-Lexington (410905704) ($2,400,0OO): Borrower's obligation to provide terorism insurance is suspended under certain conditions, including (i) If tenant (Walgreens) elects to self-insure for lease-required coverages and maintains an S & P senior unsecured debt rating of "BBB" or better and net worth of $100 million, in which event terrorism insurance is suspended; (ii) if tenant provides third party insurance for lease-required coverages (casualty and comprehensive general liability), in which event terrorism insurance is suspended; also, Walgreens has notified the landlord of its self-insurance election, so no third party insurance is currently in place; Walgreens has a current S & P senior unsecured debt rating of A+

     o    Circle K- 1985 West Market, Akron- Mazeltov (930906077) ($1,225,000):
          Terrorism insurance waived for life of loan

     o    Advanced Auto Parts - Spring, Texas (410905877) ($1,100,000):
          Borrower's obligation to provide required terrorism insurance suspended so long as tenant satisfies lease's insurance requirements; Tenant is not obligated to maintain terrorism insurance; Terrorism is currently in place

     o McDermott Costa Co (410905800) ($1,000,000): Terrorism insurance waived for life of loan; Non-recourse carve-out obtained for related loses, however; Terrorism is currently provided

     o Circle K- West Market, Akron (930906062) ($920,000): Terrorism insurance waived for life of loan

     o Circle K - Albuquerque (930905561) ($770,000): Terrorism insurance waived for life of loan

45. Operating Statements and Rent Rolls.

                                    EXHIBIT 3

                                  BILL OF SALE

            1. Parties. The parties to this Bill of Sale are the following:

            Seller:     Wells Fargo Bank, National Association
            Purchaser:  Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (other than the servicing rights thereto) (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of May 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. $_____ (including accrued interest).

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 30th day of May, 2007.

SELLER:                                  WELLS FARGO BANK, NATIONAL ASSOCIATION

                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

PURCHASER:                               MORGAN STANLEY CAPITAL I INC.

                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT 4

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:


Centerline Servicing, Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

The Bank of New York Trust Company, National Association
2 North LaSalle Street
Chicago, Illinois 60602

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603


                            LIMITED POWER OF ATTORNEY


            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 1585 Broadway, New York, New York 10036, Attention: Andrew Berman (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039, Attention: Amy L. Dixon (the "Special Servicer"), The Bank of New York Trust Company, National Association, having an address of Corporate Trust Office, 2 North LaSalle Street, Chicago, Illinois, 60602, Attention: Corporate Trust Services (CMBS) -- Morgan Stanley Capital I Inc., Series 2007-IQ14 (the "Trustee") and LaSalle Bank National Association, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603,
Attention: Global Securities and Trust Services- Morgan Stanley Capital I Inc., Series 2007-IQ14 (the "Custodian") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the Custodian, and, in the event of the failure or incapacity of the Trustee, the Custodian and the Wells Fargo Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the Capmark Master Servicer, the Prudential Master Servicer, the Wells Fargo Master Servicer, the Special Servicer, the Trustee, and the Paying Agent with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of May 2007.


Witnessed by:                                  WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION

                                               By:
---------------------------------                 ------------------------------
Print Name:                                    Name:
                                               Title:

STATE OF                            )
        ----------------------------

COUNTY OF                           )
         ---------------------------

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.

-----------------------------------------------
Commission Expires: